CMBS NEW ISSUE TERM SHEET

$1,801,811,000 (APPROXIMATE OFFERED CERTIFICATES)

$1,977,296,329 (APPROXIMATE TOTAL COLLATERAL BALANCE)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
OFFERED CLASSES A-1, A-2, A-3, A-SB, A-4, A-M, A-J, XP, B, C AND D CERTIFICATES

BANK OF AMERICA, N.A.
MORTGAGE LOAN SELLER

BARCLAYS CAPITAL REAL ESTATE INC.
MORTGAGE LOAN SELLER

BANK OF AMERICA, N.A.
MASTER SERVICER

MIDLAND LOAN SERVICES, INC.
SPECIAL SERVICER

SEPTEMBER 2005

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA
SECURITIES LLC, BARCLAYS CAPITAL INC., DEUTSCHE BANK SECURITIES, INC. AND MORGAN
STANLEY & CO. INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. BY ACCEPTING THIS MATERIAL THE
RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY
OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO
SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS
MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER
MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING
THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH
ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS
MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR
AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS
INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME,
HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED
THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY
REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC
UNDER RULE 415 OF THE SECURITIES ACT OF 1933, AS AMENDED INCLUDING ALL CASES
WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED
FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS
MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION
IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE
MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN
ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD
TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS
MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE
SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR
PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE
ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS
MATERIAL. EACH OF THE UNDERWRITERS IS ACTING AS AN UNDERWRITER AND IS NOT ACTING
AS AN AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA SECURITIES LLC                        BARCLAYS CAPITAL

                                -----------------

DEUTSCHE BANK SECURITIES, INC.                          MORGAN STANLEY

                                TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics

Ten Largest Mortgage Loans

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES

                                        APPROX.
           EXPECTED     CERTIFICATE       % OF                                                    ASSUMED
         RATINGS (1)     BALANCE OR     INITIAL      APPROX.      WEIGHTED      PRINCIPAL          FINAL
        -------------     NOTIONAL        POOL       CREDIT        AVERAGE        WINDOW       DISTRIBUTION
CLASS    S&P/MOODY'S     AMOUNT (2)     BALANCE      SUPPORT   LIFE (YRS) (3)   (MOS) (3)        DATE (3)            RATE TYPE
-----------------------------------------------------------------------------------------------------------------------------------

A-1        AAA/Aaa      $66,500,000       3.363%      30.000%       3.10            1-58     August 10, 2010        Fixed (4)
A-2        AAA/Aaa    $250,250,000       12.656%      30.000%       4.90           58-59   September 10, 2010       Fixed (4)
A-3        AAA/Aaa    $164,950,000        8.342%      30.000%       6.56           78-81      July 10, 2012         Fixed (4)
A-SB       AAA/Aaa    $ 99,807,000        5.048%      30.000%       7.33          59-113     March 10, 2015         Fixed (4)
A-4        AAA/Aaa    $802,600,000       40.591%      30.000%       9.80         113-119   September 10, 2015       Fixed (4)
A-M        AAA/Aaa    $197,730,000       10.000%      20.000%       9.91         119-119   September 10, 2015       Fixed (4)
A-J        AAA/Aaa    $121,109,000        6.125%      13.875%       9.91         119-119   September 10, 2015       Fixed (4)
XP         AAA/Aaa       TBD (5)           N/A          N/A          (5)           N/A             N/A          Variable Rate (5)
B           AA/Aa2    $ 42,018,000        2.125%      11.750%       9.91         119-119   September 10, 2015       Fixed (4)
C          AA-/Aa3    $ 19,772,000        1.000%      10.750%       9.91         119-119   September 10, 2015       Fixed (4)
D            A/A2     $ 37,075,000        1.875%       8.875%       9.98         119-120    October 10, 2015        Fixed (4)
-----------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES (6)

                                           APPROX.
           EXPECTED        CERTIFICATE      % OF                                                    ASSUMED
         RATINGS (1)       BALANCE OR      INITIAL     APPROX.       WEIGHTED      PRINCIPAL         FINAL
        -------------       NOTIONAL         POOL       CREDIT        AVERAGE        WINDOW      DISTRIBUTION
CLASS    S&P/MOODY'S       AMOUNT (2)      BALANCE     SUPPORT    LIFE (YRS) (3)   (MOS) (3)       DATE (3)           RATE TYPE
----------------------------------------------------------------------------------------------------------------------------------

E       A-/A3         $    19,773,000      1.000%      7.875%          9.99        120-120    October 10, 2015       Fixed (4)
F       BBB+/Baa1     $    24,716,000      1.250%      6.625%          9.99        120-120    October 10, 2015       Fixed (4)
G       BBB/Baa2      $    27,188,000      1.375%      5.250%          9.99        120-120    October 10, 2015       Fixed (4)
H       BBB-/Baa3     $    24,716,000      1.250%      4.000%          9.99        120-120    October 10, 2015       Fixed (4)
J       BB+/Ba1       $    12,358,000      0.625%      3.375%          9.99        120-120    October 10, 2015       Fixed (4)
K       BB/Ba2        $    12,358,000      0.625%      2.750%          9.99        120-120    October 10, 2015       Fixed (4)
L       BB-/Ba3       $     4,943,000      0.250%      2.500%          9.99        120-120    October 10, 2015       Fixed (4)
M       B+/NR         $     7,415,000      0.375%      2.125%          9.99        120-120    October 10, 2015       Fixed (4)
N       B/NR          $     7,415,000      0.375%      1.750%          9.99        120-120    October 10, 2015       Fixed (4)
O       B-/NR         $     4,943,000      0.250%      1.500%          9.99        120-120    October 10, 2015       Fixed (4)
P       NR/NR         $    29,660,328      1.500%      0.000%         12.13        120-180    October 10, 2020       Fixed (4)
XC      AAA/Aaa       $ 1,977,296,328 (7)    N/A         N/A            (7)          N/A            N/A          Variable Rate (7)
----------------------------------------------------------------------------------------------------------------------------------

(1)  Ratings shown are those of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and Moody's Investors Services, Inc.,
     respectively.

(2)  As of the delivery date. Subject to a variance of plus or minus 5%.

(3)  Based on the maturity assumptions (as defined under "Yield and Maturity
     Considerations" in the prospectus supplement). As of the delivery date, calculations for the certificates assume no prepayments will be made on the mortgage loans prior to their related maturity dates (or, in the case of the mortgage loan with an anticipated repayment date, the related anticipated repayment date).

(4)  The Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-M,
     Class A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H,
     Class J, Class K, Class L, Class M, Class N, Class O and Class P
     Certificates will each accrue interest as either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate,
     (iii) the weighted average net mortgage rate or (iv) the weighted average net mortgage rate less a specified percentage.

(5)  The Class XP Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XP Certificates, as described in the prospectus supplement. The interest rate applicable to the Class XP
     Certificates for each distribution date will be as described in the prospectus supplement. See "Description of the Certificates--Pass-Through
     Rates" in the prospectus supplement.

(6)  Not offered by the prospectus supplement. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(7)  The Class XC Certificates are not offered by the prospectus supplement. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.
     The Class XC Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XC Certificates, as the case may be, as described in the prospectus supplement. The interest rates applicable to the Class XC Certificates for each distribution date will be as described in the prospectus supplement. See "Description of the Certificates -
     Pass-Through Rates" in the prospectus supplement.

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC*
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                        Class XC (1), XP
                ----------------------------------------
Class A-1             AAA/Aaa                              $66.50 MM
                       3.363%
                ----------------------------------------
Class A-2             AAA/Aaa                              $250.25 MM
                      12.656%
                ----------------------------------------
Class A-3             AAA/Aaa                              $164.95 MM
                       8.342%
                ----------------------------------------
Class A-SB            AAA/Aaa                              $99.81 MM
                       5.048%
                ----------------------------------------
Class A-4             AAA/Aaa                              $802.60 MM
                      40.591%
                ----------------------------------------
Class A-M             AAA/Aaa                              $197.73 MM
                      10.000%
                ----------------------------------------
Class A-J             AAA/Aaa                              $121.11 MM
                       6.125%
                ----------------------------------------
Class B                AA/Aa2                              $42.02 MM
                       2.125%
                ----------------------------------------
Class C               AA-/Aa3                              $19.77 MM
                       1.000%
                ----------------------------------------
Class D                 A/A2                               $37.08 MM
                       1.875%
                ----------------------------------------
Class E(1)             A-/A3                               $19.77 MM
                       1.000%
                ----------------------------------------
Class F(1)            BBB+/Baa1                            $24.72 MM
                       1.250%
                ----------------------------------------
Class G(1)            BBB/Baa2                             $27.19 MM
                       1.375%
                ----------------------------------------
Class H(1)            BBB-/Baa3                            $24.72 MM
                       1.250%
                ----------------------------------------
Class J(1)            BB+/Ba1                              $12.36 MM
                       0.625%
                ----------------------------------------
Class K(1)             BB/Ba2                              $12.36 MM
                       0.625%
                ----------------------------------------
Class L(1)            BB-/Ba3                              $4.94 MM
                       0.250%
                ----------------------------------------
Class M(1)             B+/NR                               $7.42 MM
                       0.375%
                ----------------------------------------
Class N(1)              B/NR                               $7.42 MM
                       0.375%
                ----------------------------------------
Class O(1)             B-/NR                               $4.94 MM
                       0.250%
                ----------------------------------------
Class P(1)             NR/NR                               $29.66 MM
                       1.500%
                ----------------------------------------

---------------
*    Classes are not drawn to scale. Percentages are approximate percentages of the Initial Pool Balance as of the Cut-off Date. Class principal amounts are truncated.

(1)  Offered privately pursuant to Rule 144A.

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        2

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED [SEPTEMBER]
     2005.

ISSUE TYPE               Sequential pay REMIC. Class A-1, A-2, A-3, A-SB, A-4,
                         A-M, A-J, XP, B, C and D Certificates (collectively,
                         the "Offered Certificates") are offered publicly.

CUT-OFF DATE             All Mortgage Loan characteristics are based on balances
                         as of the Cut-off Date, which is October 1, 2005 for
                         all of the Mortgage Loans. All percentages presented
                         herein are approximate.

MORTGAGE POOL            The Mortgage Pool consists of 106 Mortgage Loans (the
                         "Mortgage Loans") with an aggregate balance as of the
                         Cut-off Date of $1,977,296,329 (the "Initial Pool
                         Balance"). The Mortgage Loans are secured by 120
                         properties (the "Mortgaged Properties") located
                         throughout 30 states and Mexico.

DEPOSITOR                Banc of America Commercial Mortgage Inc.

MORTGAGE LOAN SELLERS    Bank of America, N.A. and Barclays Capital Real Estate,
                         Inc.

                                       NUMBER OF    NUMBER OF      AGGREGATE      % OF INITIAL
                                        MORTGAGE    MORTGAGED     CUT-OFF DATE        POOL
         MORTGAGE LOAN SELLER            LOANS     PROPERTIES       BALANCE         BALANCE
  ----------------------------------- ----------- ------------ ----------------- -------------

  Bank of America, N.A. .............      73           87      $1,411,252,322        71.4%
  Barclays Capital Real Estate, Inc.       33           33         566,044,007        28.6
  -----------------------------------     ---          ---      --------------       -----
  Total .............................     106          120      $1,977,296,329       100.0%
                                          ===          ===      ==============       =====

UNDERWRITERS             Banc of America Securities LLC and Barclays Capital
                         Inc. are acting as co-lead managers. Banc of America
                         Securities LLC is acting as sole bookrunner with
                         respect to all Classes of Offered Certificates.
                         Deutsche Bank Securities, Inc. and Morgan Stanley & Co.
                         Incorporated are acting as co-managers.

TRUSTEE                  LaSalle Bank National Association

FISCAL AGENT             ABN AMRO Bank N.V.

MASTER SERVICER          Bank of America, N.A.

SPECIAL SERVICER         Midland Loan Services, Inc.

RATING AGENCIES          Standard and Poor's Ratings Services, a division of The
                         McGraw-Hill Companies, Inc. ("S&P") and Moody's
                         Investors Service, Inc. ("Moody's").

DENOMINATIONS            $10,000 minimum for the Class A-1, A-2, A-3, A-SB, A-4,
                         A-M and A-J Certificates, $1,000,000 minimum (notional)
                         for the Class XP Certificates and $100,000 minimum for
                         the Class B, C and D Certificates.

SETTLEMENT DATE          On or about October   , 2005.

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
SETTLEMENT TERMS         Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE        The 10th day of each month, or if such 10th day is not
                         a Business Day, the next succeeding Business Day. The
                         first Distribution Date with respect to the Offered
                         Certificates will occur in November 2005.

DETERMINATION DATE       For any Distribution Date, the earlier of (i) the sixth
                         day of the month in which the related Distribution Date
                         occurs, or if such sixth day is not a Business Day,
                         then the immediately preceding Business Day, and (ii)
                         the fourth Business Day prior to the related
                         Distribution Date.

INTEREST DISTRIBUTIONS   Each Class of Offered Certificates will be entitled on
                         each Distribution Date to interest accrued at its
                         Pass-Through Rate for such Distribution Date on the
                         outstanding Certificate Balance of such Class during
                         the prior calendar month. Interest will be distributed
                         on each Distribution Date in sequential order of class
                         designations with the Class A-1, A-2, A-3, A-SB, A-4,
                         XC and XP Certificates ranking pari passu in
                         entitlement to interest.

PRINCIPAL DISTRIBUTIONS  Principal will be distributed on each Distribution Date to the Class of Sequential Pay Certificates outstanding
                         with the earliest sequential Class designation until
                         its Certificate Balance is reduced to zero (except that
                         the Class A-SB Certificates are entitled to certain
                         priority on each Distribution Date with respect to
                         being paid down to their planned principal balance as
                         described in the prospectus supplement). If, due to
                         losses, the Certificate Balances of the Class A-M
                         through Class P Certificates are reduced to zero but
                         any two or more classes of Class A-1, A-2, A-3, A-SB or
                         A-4 Certificates remain outstanding, payments of
                         principal to the outstanding Class A-1, A-2, A-3, A-SB
                         and A-4 Certificates will be made on a pro rata basis.

LOSSES                   To be applied first to the Class P Certificates, then
                         to the next most subordinate Class of Sequential Pay
                         Certificates until the Certificate Balance of each such
                         succeeding Class of Sequential Pay Certificates is
                         reduced to zero, and following the reduction of the
                         Certificate Balance of the Class A-M Certificates to
                         zero, pro rata to the Class A-1, A-2, A-3, A-SB and A-4
                         Certificates. However, with respect to (i) the 417
                         Fifth Avenue Whole Loan (as to which only the related
                         note A is in the trust fund), losses will be applied
                         first to the related note B, and then to the related
                         note A; (ii) the Sotheby's Building Whole Loan (as to
                         which only the related note A-2 is in the trust fund),
                         losses will be applied first to the related note B, and
                         then pro rata to the related note A-1 and the related
                         note A-2; (iii) the Fireman's Fund Whole Loan (as to
                         which only the related note A-1 is in the trust fund),
                         losses will be applied pro rata to the related note A-1
                         and the related note A-2 and (iv) the Torre Mayor Whole
                         Loan (as to which only the related note A-1 is in the
                         trust fund), losses will be applied first to the
                         related note C (if any), second to the related note B,
                         and then pro rata to the related note A-1 and the
                         related note A-2. Losses allocable to the 417 Fifth
                         Avenue note A, the Fireman's Fund note A-1, the
                         Sotheby's Building note A-2 or the Torre Mayor note A-1
                         will be applied to the Classes of Sequential Pay
                         Certificates as described above.

PREPAYMENT PREMIUMS      The manner in which any prepayment premiums received
                         during a particular Collection Period will be allocated
                         to one or more of the Classes of Offered Certificates
                         is described in the "Description of the
                         Certificates--Distributions--Distributions of
                         Prepayment Premiums" in the prospectus supplement.

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

ADVANCES                 Subject to certain limitations, including, but not
                         limited to, a recoverability determination, the Master
                         Servicer will be required to advance certain principal,
                         interest and other expenses with respect to the
                         Mortgage Loans (except for the Sotheby's Building loan,
                         for which Advances will be made by the Master Servicer
                         under the pooling and servicing agreement pursuant to
                         which the Banc of America Commercial Mortgage Inc.
                         Commercial Mortgage Pass-Through Certificates, Series
                         2005-4, were issued (the "Sotheby's Building Master
                         Servicer"). In the event that the Master Servicer (or
                         with respect to the Sotheby's Building loan, the
                         Sotheby's Building Master Servicer) fails to make such
                         advances, the Trustee or Fiscal Agent may be required
                         to do so.

APPRAISAL REDUCTIONS     Promptly following the occurrence of (1) any Mortgage
                         Loan or any Serviced Whole Loan becoming a Modified
                         Mortgage Loan; (2) any Monthly Payment with respect to
                         any Mortgage Loan or any Serviced Whole Loan remaining
                         unpaid for 60 days past the Due Date for such payment;
                         provided, however, solely in the case of a delinquent
                         Balloon Payment and if (x) the related borrower is
                         actively seeking a refinancing commitment, (y) the
                         related borrower continues to make payments in the
                         amount of its Monthly Payment, and (z) the Directing
                         Certificateholder consents, failure to pay such Balloon
                         Payment during such 60-day period shall not constitute
                         an Appraisal Trigger Event if the related borrower has
                         delivered to the Master Servicer, on or before the 60th
                         day after the due date of such Balloon Payment, a
                         refinancing commitment reasonably acceptable to the
                         Master Servicer, for such longer period, not to exceed
                         120 days beyond such due date, during which the
                         refinancing would occur; (3) the passage of 60 days
                         after the Special Servicer receives notice that the
                         mortgagor under such Mortgage Loan or Serviced Whole
                         Loan becomes the subject of bankruptcy, insolvency or
                         similar proceedings, which remain undischarged and
                         undismissed; (4) the passage of 60 days after the
                         Special Servicer receives notice that a receiver or
                         similar official is appointed with respect to the
                         related Mortgaged Property; (5) the related Mortgaged
                         Property becoming an REO Property; or (6) the passage
                         of 60 days after the third extension of a Mortgage Loan
                         or a Serviced Whole Loan, the Special Servicer will
                         obtain an appraisal on the related Mortgaged Property.
                         Advances of delinquent interest on the most subordinate
                         class or classes will be reduced to the extent of the
                         interest on the Appraisal Reduction Amount. The
                         Appraisal Reduction Amount will generally be equal to
                         the difference between (a) the scheduled balance of the
                         Mortgage Loan or Serviced Whole Loan plus any unpaid
                         advances outstanding and other amounts payable with
                         respect thereto and (b) an amount equal to 90% of the
                         appraised value of the Mortgaged Property.

OPTIONAL TERMINATION     The Master Servicer, the Special Servicer and certain
                         Certificateholders will have the option to terminate
                         the Trust, in whole but not in part, and purchase the
                         remaining assets of the Trust on or after the
                         Distribution Date on which the Stated Principal Balance
                         of the Mortgage Loans then outstanding is less than 1%
                         of the Initial Pool Balance. Such purchase price will
                         generally be at a price equal to the unpaid aggregate
                         principal balance of the Mortgage Loans (or fair market
                         value in the case of REO Properties), plus accrued and
                         unpaid interest and certain other additional trust fund
                         expenses.

CONTROLLING CLASS        The most subordinate Class of Sequential Pay
                         Certificates with an outstanding Certificate Balance at
                         least equal to 25% of its initial Certificate Balance
                         or, if no such Class satisfies such criteria, the Class
                         of Sequential Pay Certificates with the then largest
                         outstanding Certificate Balance.

ERISA                    The Offered Certificates are expected to be ERISA
                         eligible.

SMMEA                    The Offered Certificates are not expected to be
                         "mortgage-related securities" for the purposes of
                         SMMEA.

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------

CONTACT INFORMATION
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                 BARCLAYS CAPITAL INC.
Bill Hale                                      Haejin Baek
(704) 388-1597 (Phone)                         (212) 412-1863 (Phone)
(704) 388-9677 (Fax)                           (212) 412-7489 (Fax)
bill.e.hale@bankofamerica.com                  haejin.baek@barcap.com

Geordie Walker                                 Brian Dixon
(704) 388-1597 (Phone)                         (212) 412-2663 (Phone)
(704) 388-9677 (Fax)                           (212) 412-7305 (Fax)
geordie.r.walker@bankofamerica.com             brian.dixon@barcap.com

Chuck Mather                                   Craig Leonard
(704) 388-1597 (Phone)                         (212) 412-2663 (Phone)
(704) 388-9677 (Fax)                           (212) 412-7305 (Fax)
charles.mather@bankofamerica.com               craig.leonad@barcap.com

Chris Springer                                 Sang Yu
(704) 388-1597 (Phone)                         (212) 412-3685 (Phone)
(704) 388-9677 (Fax)                           (212) 412-1678 (Fax)
chris.springer@bankofamerica.com               sang.yu@barcap.com

DEUTSCHE BANK SECURITIES, INC.                 MORGAN STANLEY & CO. INCORPORATED
Scott Waynebern                                Kara McShane
(212) 250-5149 (Phone)                         (212) 761-2164 (Phone)
(212) 797-5630 (Fax)                           (212) 507-5062 (Fax)
scott.waynebern@db.com                         kara.mcshane@morganstanley.com

Heath Forusz                                   Jon Miller
(212) 250-5149 (Phone)                         (212) 761-1317 (Phone)
(212) 797-5630 (Fax)                           (212) 507-6994 (Fax)
heath.forusz@db.com                            jon.miller@morganstanley.com

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS                                                                       MORTGAGE POOL

Number of Mortgage Loans .................................................................              106
Number of Mortgaged Properties ...........................................................              120
Aggregate Balance of all Mortgage Loans(1) ...............................................   $1,977,296,329
Number of Partial Interest Only, Balloon Loans ...........................................               41
Aggregate Balance of Partial Interest Only, Balloon Loans ................................   $  777,973,951
Number of Interest Only Mortgage Loans ...................................................               25
Aggregate Balance of Interest Only Mortgage Loans ........................................   $  576,998,687
Number of Balloon Payment Mortgage Loans(2) ..............................................               37
Aggregate Balance of Balloon Payment Mortgage Loans(2) ...................................   $  420,918,999
Number of Anticipated Repayment Date Mortgage Loans ......................................                1
Aggregate Balance of Anticipated Repayment Date Mortgage Loans ...........................   $   99,879,692
Number of Partial Interest Only ARD Loans ................................................                1
Aggregate Balance of Partial Interest Only ARD Loans .....................................   $  100,000,000
Number of Fully Amortizing Loans .........................................................                1
Aggregate Balance of Fully Amortizing Loans ..............................................   $    1,525,000
Number of Cross-Collateralized and Cross-Defaulted Loan Pools ............................                2
Maximum Balance for a Group of Cross-Collateralized and Cross-Defaulted Mortgage Loans ...   $   82,000,000
Weighted Average Cut-off Date LTV Ratio ..................................................             70.2%
Maximum Cut-off Date LTV Ratio ...........................................................             83.1%
Minimum Cut-off Date LTV Ratio ...........................................................             38.3%
Weighted Average DSCR ....................................................................             1.45x
Maximum DSCR .............................................................................             2.76x
Minimum DSCR .............................................................................             1.16x
Weighted Average LTV at Maturity or Anticipated Repayment Date ...........................             64.0%
Range of Mortgage Loan Interest Rates ....................................................   4.600% - 7.546%
Weighted Average Mortgage Loan Interest Rate .............................................            5.277%
Range of Remaining Term to Maturity or Anticipated Repayment Date (months) ...............         57 - 180
Weighted Average Remaining Term to Maturity or Anticipated Repayment Date (months) .......              108

--------------
See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

(1)  Subject to a permitted variance of plus or minus 5%.

(2)  Excludes Mortgage Loans that are Interest Only until maturity or until the related anticipated repayment date.

*    One Mortgage Loan, referred to as the Fireman's Fund Mortgage Loan, Loan
     No. 59227 (such Loan Number is set forth in Annex A to the prospectus supplement), representing 5.1% of the Initial Pool Balance, is part of a split loan structure evidenced by two pari passu notes referred to as note
     A-1 and note A-2. Only note A-1 is included in the Trust. The Cut-off Date
     Balance of this Mortgage Loan has been calculated based upon note A-1. Each
     Cut-off Date Balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage
     Loan, except as may be otherwise noted herein, was calculated based upon note A-1 and note A-2. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of note A-1.

     One Mortgage Loan, referred to as the Sotheby's Building Mortgage Loan,
     Loan No. 59039 (such Loan Number is set forth in Annex A to the prospectus supplement), representing 5.1% of the Initial Pool Balance, is part of a split loan structure evidenced by two pari passu notes referred to as note
     A-1 and note A-2 and a subordinate note referred to as note B. Only note
     A-2 is included in the Trust. The Cut-off Date Balance of this Mortgage
     Loan has been calculated based upon note A-2. Each cut-off date balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage Loan, except as may be otherwise noted herein, was calculated based upon note A-2 and note A-1 and excludes note B. Such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if note B were included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of note A-2.

     One Mortgage Loan, referred to as the Torre Mayor Mortgage Loan, Loan No.
     20050022 (such Loan Number is set forth in Annex A to the prospectus supplement), representing 2.8% of the Initial Pool Balance, is part of a split loan structure evidenced by two pari passu notes referred to as note
     A-1 and note A-2; and one subordinate note referred to as note B and an obligation to make a future advance which will be evidenced by a subordinate note C. Only note A-1 is included in the Trust. The Cut-off
     Date Balance of this Mortgage Loan has been calculated based upon note A-1.
     Each cut-off date balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage
     Loan, except as may be otherwise noted herein, was calculated based upon note A-1 and note A-2 and excludes note B and the obligation to make a future advance which will be evidenced by a subordinate note C. Such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if note B and note C were included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of note A-1 and note A-2.

     One Mortgage Loan, referred to as the 417 Fifth Avenue Mortgage Loan, Loan
     No. 20050796 (such Loan Number is set forth in Annex A to the prospectus supplement), representing 5.9% of the Initial Pool Balance is part of a split loan structure evidenced by a senior note referred to as note A and a subordinate note referred to as note B. Only note A is included in the
     Trust. The Cut-off Date Balance of this Mortgage Loan was calculated based only upon note A. Each cut-off date balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to the 417 Fifth Avenue Mortgage Loan, except as otherwise noted herein, was calculated based upon note A and excludes note B. Such ratios would be lower (in the case of debt service coverage ratios) and higher (in the case of loan-to-value ratios) if note B were included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely on the outstanding principal balance of note A.

     The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted in this term sheet.

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                               [PIECHART OMITTED]

                      MORTGAGED PROPERTIES BY PROPERTY TYPE

                      Office                          40.8%
                      Retail                          27.0%
                      Multifamily                     16.7%
                      Hotel                            4.4%
                      Industrial                       3.3%
                      Self Storage                     2.7%
                      Mixed Use                        2.5%
                      Manufactured Housing             1.8%
                      Other                            0.8%

PROPERTY TYPE

                                                                    WEIGHTED                    WEIGHTED                   WEIGHTED
                        NUMBER OF      AGGREGATE        % OF         AVERAGE       MIN/MAX       AVERAGE       MIN/MAX     AVERAGE
                        MORTGAGED     CUT-OFF DATE  INITIAL POOL  UNDERWRITTEN  UNDERWRITTEN  CUT-OFF DATE  CUT-OFF DATE   MORTGAGE
PROPERTY TYPE          PROPERTIES       BALANCE        BALANCE        DSCR          DSCR        LTV RATIO     LTV RATIO      RATE
------------------------------------------------------------------------------------------------------------------------------------

Office                      19     $  805,867,311        40.8%         1.35x      1.20x/1.88x      69.4%      38.3%/80.0%   5.435%
------------------------------------------------------------------------------------------------------------------------------------
Retail                      47        534,194,177        27.0          1.66x      1.20x/2.76x      68.7%      51.2%/79.9%   5.056%
------------------------------------------------------------------------------------------------------------------------------------
  Anchored                  34        456,555,978        23.1          1.70x      1.20x/2.76x      69.7%      51.2%/79.9%   5.055%
------------------------------------------------------------------------------------------------------------------------------------
  Unanchored                10         64,594,553         3.3          1.39x      1.20x/1.67x      63.6%      59.7%/79.9%   5.086%
------------------------------------------------------------------------------------------------------------------------------------
  Shadow Anchored            3         13,043,646         0.7          1.68x      1.29x/2.20x      59.7%      53.5%/70.2%   4.974%
------------------------------------------------------------------------------------------------------------------------------------
Multifamily                 18        329,823,617        16.7          1.37x      1.16x/2.47x      73.6%      41.0%/80.0%   5.203%
------------------------------------------------------------------------------------------------------------------------------------
Hotel                       10         87,394,005         4.4          1.63x      1.31x/1.86x      66.7%      62.9%/73.9%   5.421%
------------------------------------------------------------------------------------------------------------------------------------
Industrial                  13         64,563,474         3.3          1.39x      1.20x/1.66x      71.3%      68.5%/80.0%   5.167%
------------------------------------------------------------------------------------------------------------------------------------
Self Storage                 6         53,333,946         2.7          1.45x      1.20x/2.74x      72.1%      50.0%/83.1%   5.275%
------------------------------------------------------------------------------------------------------------------------------------
Mixed Use                    2         49,815,171         2.5          1.28x      1.22x/1.32x      74.6%      71.0%/76.7%   5.438%
------------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing         4         36,350,000         1.8          1.23x      1.20x/1.32x      76.4%      66.8%/80.0%   5.105%
------------------------------------------------------------------------------------------------------------------------------------
Other                        1         15,954,627         0.8          1.36x      1.36x/1.36x      69.3%      69.3%/69.3%   5.770%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE     120     $1,977,296,329       100.0%         1.45X      1.16X/2.76X      70.2%      38.3%/83.1%   5.277%
------------------------------------------------------------------------------------------------------------------------------------

*    See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios. See also footnote (*) under the "GENERAL CHARACTERISTICS" table on page 7 to this term sheet, which also applies to this page.

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------

                               [MAP OMITTED]

WASHINGTON                                     MISSOURI
4 properties                                   1 property
$37,814,552                                    $2,275,139
1.9% of total                                  0.1% of total

NEVADA                                         NORTH DAKOTA
2 properties                                   1 property
$49,492,728                                    $30,309,680
2.5% of total                                  1.5% of total

CALIFORNIA                                     MINNESOTA
23 properties                                  1 property
$556,813,910                                   $5,400,000
28.2% of total                                 0.3% of total

UTAH                                           WISCONSIN
2 properties                                   1 property
$46,800,000                                    $3,700,000
2.4% of total                                  0.2% of total

MEXICO                                         ILLINOIS
1 property                                     3 properties
$55,000,000                                    $37,179,567
2.8% of total                                  1.9% of total

ARIZONA                                        INDIANA
2 properties                                   3 properties
$105,296,553                                   $55,450,000
5.3% of total                                  2.8% of total

COLORADO                                       MICHIGAN
1 property                                     13 properties
$10,860,000                                    $70,557,667
0.5% of total                                  3.6% of total

OKLAHOMA                                       OHIO
3 properties                                   1 property
$5,872,004                                     $15,954,627
0.3% of total                                  0.8% of total

TEXAS                                          PENNSYLVANIA
7 properties                                   5 properties
$55,025,156                                    $63,608,435
2.8% of total                                  3.2% of total

KANSAS                                         NEW YORK
1 property                                     9 properties
$5,850,000                                     $330,727,708
0.3% of total                                  16.7% of total

LOUISIANA                                      CONNECTICUT
1 property                                     3 properties
$9,340,043                                     $30,026,527
0.5% of total                                  1.5% of total

MISSISSIPPI                                    NEW JERSEY
1 property                                     3 properties
$14,650,000                                    $65,335,000
0.7% of total                                  3.3% of total

TENNESSEE                                      MARYLAND
1 property                                     3 properties
$1,619,672                                     $36,995,419
0.1% of total                                  1.9% of total

FLORIDA                                        VIRGINIA
15 properties                                  4 properties
$227,361,184                                   $29,314,196
11.5% of total                                 1.5% of total

GEORGIA                                        NORTH CAROLINA
3 properties                                   1 property
$12,578,962                                    $4,850,000
0.6% of total                                  0.2% of total

SOUTH CAROLINA
1 property
$1,237,550
0.1% of total

[  ] < 1.0%
     of Initial Pool Balance

[  ] 1.0% - 5.0%
     of Initial Pool Balance

[  ] 5.1% - 10.0%
     of Initial Pool Balance

[  ] > 10.0%
     of Initial Pool Balance

                                                                                   WEIGHTED         WEIGHTED      WEIGHTED
                              NUMBER OF         AGGREGATE                           AVERAGE          AVERAGE       AVERAGE
                              MORTGAGED      CUT-OFF DATE     % OF INITIAL     UNDERWRITTEN     CUT-OFF DATE      MORTGAGE
PROPERTY LOCATION            PROPERTIES           BALANCE     POOL BALANCE             DSCR        LTV RATIO          RATE
------------------------------------------------------------------------------------------------------------------------------

California+                      23        $  556,813,910           28.2%            1.37x            70.5%          5.271%
------------------------------------------------------------------------------------------------------------------------------
  Southern                       13           331,689,711           16.8             1.40x            71.0%          5.193%
------------------------------------------------------------------------------------------------------------------------------
  Northern                       10           225,124,199           11.4             1.31x            69.6%          5.386%
------------------------------------------------------------------------------------------------------------------------------
New York                          9           330,727,708           16.7             1.28x            71.1%          5.354%
------------------------------------------------------------------------------------------------------------------------------
Florida                          15           227,361,284           11.5             1.77x            66.4%          5.006%
------------------------------------------------------------------------------------------------------------------------------
Arizona                           2           105,296,553            5.3             1.24x            79.8%          5.139%
------------------------------------------------------------------------------------------------------------------------------
Michigan                         13            70,557,667            3.6             1.34x            71.7%          5.141%
------------------------------------------------------------------------------------------------------------------------------
New Jersey                        3            65,335,000            3.3             1.22x            77.8%          5.038%
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                      5            63,608,435            3.2             1.30x            74.6%          5.354%
------------------------------------------------------------------------------------------------------------------------------
Indiana                           3            55,450,000            2.8             2.16x            64.7%          4.931%
------------------------------------------------------------------------------------------------------------------------------
Texas                             7            55,025,156            2.8             1.46x            71.4%          5.189%
------------------------------------------------------------------------------------------------------------------------------
Mexico City                       1            55,000,000            2.8             1.80x            38.3%          7.546%
------------------------------------------------------------------------------------------------------------------------------
Others                           39           392,120,615           19.8             1.52x            71.4%          5.210%
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE          120        $1,977,296,329          100.0%            1.45X            70.2%          5.277%
------------------------------------------------------------------------------------------------------------------------------

o    THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 30 STATES AND MEXICO.

*    See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios. See also footnote (*) under the "GENERAL CHARACTERISTICS" table on page 7 to this term sheet, which also applies to this page.

+    Northern California properties have a zip code greater than or equal to
     93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
MORTGAGE POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

-----------------------------------------------------------------
                            NO. OF        AGGREGATE
                          MORTGAGE     CUT-OFF DATE      % OF
                             LOANS      BALANCE ($)      POOL
-----------------------------------------------------------------
 $1,237,500 - $1,999,999         6        9,587,541       0.5
 $2,000,000 - $2,999,999         3        7,850,139       0.4
 $3,000,000 - $3,999,999         7       25,647,414       1.3
 $4,000,000 - $4,999,999        10       45,270,164       2.3
 $5,000,000 - $7,499,999        14       89,335,744       4.5
 $7,500,000 - $9,999,999        11       96,566,585       4.9
 $10,000,000 - $14,999,999      16      198,623,267      10.0
 $15,000,000 - $19,999,999      13      226,657,162      11.5
 $20,000,000 - $29,999,999       9      223,691,320      11.3
 $30,000,000 - $49,999,999       8      283,152,075      14.3
 $50,000,000 - $99,999,999       6      451,314,918      22.8
 $100,000,000 - $116,000,000     3      319,600,000      16.2
-----------------------------------------------------------------
 TOTAL                         106    1,977,296,329     100.0
-----------------------------------------------------------------
 Min: $1,237,500     Max: $116,000,000      Average: $18,653,739
-----------------------------------------------------------------

PROPERTY LOCATION
---------------------------------------------------------
                      NO. OF        AGGREGATE
                   MORTGAGED     CUT-OFF DATE      % OF
                  PROPERTIES      BALANCE ($)      POOL
---------------------------------------------------------
 California+          23        556,813,910       28.2
   Southern           13        331,689,711       16.8
   Northern           10        225,124,199       11.4
 New York              9        330,727,708       16.7
 Florida              15        227,361,284       11.5
 Arizona               2        105,296,553        5.3
 Michigan             13         70,557,667        3.6
 New Jersey            3         65,335,000        3.3
 Pennsylvania          5         63,608,435        3.2
 Indiana               3         55,450,000        2.8
 Texas                 7         55,025,156        2.8
 Mexico City           1         55,000,000        2.8
 Others               39        392,120,615       19.8
---------------------------------------------------------
 TOTAL               120      1,977,296,329      100.0
---------------------------------------------------------

PROPERTY TYPE
-----------------------------------------------------------------
                              NO. OF        AGGREGATE
                           MORTGAGED     CUT-OFF DATE      % OF
                          PROPERTIES      BALANCE ($)      POOL
-----------------------------------------------------------------
 Office                       19        805,867,311       40.8
 Retail                       47        534,194,177       27.0
   Anchored                   34        456,555,978       23.1
   Unanchored                 10         64,594,553        3.3
   Shadow Anchored             3         13,043,646        0.7
 Multifamily                  18        329,823,617       16.7
 Hotel                        10         87,394,005        4.4
 Industrial                   13         64,563,474        3.3
 Self Storage                  6         53,333,946        2.7
 Mixed Use                     2         49,815,171        2.5
 Manufactured Housing          4         36,350,000        1.8
 Other                         1         15,954,627        0.8
-----------------------------------------------------------------
 TOTAL                       120      1,977,296,329      100.0
-----------------------------------------------------------------

MORTGAGE RATE (%)
-----------------------------------------------------------
                     NO. OF        AGGREGATE
                   MORTGAGE     CUT-OFF DATE     % OF
                      LOANS      BALANCE ($)     POOL
-----------------------------------------------------------
 4.600% - 4.749%      11       159,556,548       8.1
 4.750% - 4.999%       8       102,091,053       5.2
 5.000% - 5.249%      36       796,704,414      40.3
 5.250% - 5.499%      39       665,475,184      33.7
 5.500% - 5.749%       7       169,686,522       8.6
 5.750% - 5.999%       3        24,686,551       1.2
 6.000% - 6.499%       1         4,096,056       0.2
 6.500% - 7.546%       1        55,000,000       2.8
-----------------------------------------------------------
 TOTAL               106     1,977,296,329     100.0
-----------------------------------------------------------
 Min: 4.600%         Max: 7.546%          Wtd Avg: 5.277%
-----------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
-------------------------------------------------
               NO. OF        AGGREGATE
             MORTGAGE     CUT-OFF DATE     % OF
                LOANS      BALANCE ($)     POOL
-------------------------------------------------
 60 - 83        13       260,175,548       13.2
 84 - 99         3       160,700,000        8.1
 100 - 120      85     1,366,453,713       69.1
 121 - 179       3       184,346,012        9.3
 180             2         5,621,056        0.3
-------------------------------------------------
 TOTAL         106     1,977,296,329      100.0
-------------------------------------------------
 Min: 60        Max: 180        Wtd Avg: 110
-------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)
---------------------------------------------------
               NO. OF        AGGREGATE
             MORTGAGE     CUT-OFF DATE      % OF
                LOANS      BALANCE ($)      POOL
---------------------------------------------------
 57 - 59        13       260,175,548       13.2
 60 - 79         1       103,600,000        5.2
 80 - 109        2        57,100,000        2.9
 110 - 119      73     1,308,066,213       66.2
 120 - 139      14       213,267,192       10.8
 140 - 159       1        29,466,320        1.5
 160 - 180       2         5,621,056        0.3
---------------------------------------------------
 TOTAL         106     1,977,296,329      100.0
---------------------------------------------------
 Min: 57        Max:180          Wtd Avg:108
---------------------------------------------------

PREPAYMENT PROVISION SUMMARY
-----------------------------------------------------------------
                               NO. OF       AGGREGATE
                             MORTGAGE    CUT-OFF DATE      % OF
                                LOANS     BALANCE ($)      POOL
-----------------------------------------------------------------
 Lockout/Defeasance/Open        87     1,788,938,549      90.5
 Lockout/Yield
   Maintenance/Open             18       183,557,780       9.3
 Lockout/Declining
   Penalty/Open                  1         4,800,000       0.2
-----------------------------------------------------------------
 TOTAL:                        106     1,977,296,329     100.0
-----------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
-------------------------------------------------------
                     NO. OF        AGGREGATE
                   MORTGAGE     CUT-OFF DATE     % OF
                      LOANS      BALANCE ($)     POOL
-------------------------------------------------------
 38.3% - 49.9%         2        59,096,056       3.0
 50.0% - 59.9%        19       195,243,632       9.9
 60.0% - 64.9%        11       208,789,000      10.6
 65.0% - 69.9%        16       341,282,277      17.3
 70.0% - 74.9%        24       501,137,763      25.3
 75.0% - 79.9%        28       497,363,800      25.2
 80.0% - 83.1%         6       174,383,801       8.8
-------------------------------------------------------
 TOTAL               106     1,977,296,329     100.0
-------------------------------------------------------
 Min: 38.3%       Max: 83.1%         Wtd Avg: 70.2%
-------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)
------------------------------------------------------------
                          NO. OF        AGGREGATE
                        MORTGAGE     CUT-OFF DATE     % OF
                           LOANS      BALANCE ($)     POOL
------------------------------------------------------------
 Fully Amortizing           1         1,525,000       0.1
 30.3% - 49.9%             10       120,078,140       6.1
 50.0% - 59.9%             31       494,082,396      25.0
 60.0% - 64.9%             25       449,575,847      22.7
 65.0% - 69.9%             19       332,025,079      16.8
 70.0% - 74.9%             13       403,817,728      20.4
 75.0% - 80.0%              7       176,192,139       8.9
------------------------------------------------------------
 TOTAL                    106     1,977,296,329     100.0
------------------------------------------------------------
 Min: 30.3%        Max: 80.0%         Wtd Avg: 64.0%
------------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)
-----------------------------------------------------------------
                                NO. OF        AGGREGATE
                              MORTGAGE     CUT-OFF DATE     % OF
                                 LOANS      BALANCE ($)     POOL
-----------------------------------------------------------------
    1.16x - 1.20x                 3        79,675,000       4.0
    1.20x - 1.24x                23       529,594,904      26.8
    1.25x - 1.29x                13       265,197,084      13.4
    1.30x - 1.34x                12       361,413,773      18.3
    1.35x - 1.39x                13       211,019,775      10.7
    1.40x - 1.49x                 7        68,935,930       3.5
    1.50x - 1.59x                10       139,232,857       7.0
    1.60x - 1.69x                 5        48,821,299       2.5
    1.70x - 1.79x                 1        55,000,000       2.8
    1.80x - 1.99x                 6        49,953,103       2.5
    2.00x - 2.76x                13       168,452,604       8.5
-----------------------------------------------------------------
    TOTAL                       106     1,977,296,329     100.0
-----------------------------------------------------------------
    Min: 1.16x       Max: 2.76x         Wtd Avg: 1.45x
-----------------------------------------------------------------

*    See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios. See also footnote (*) under the "GENERAL CHARACTERISTICS" table on page 7 to this term sheet, which also applies to this page.

+    Northern California properties have a zip code greater than or equal to
     93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       10

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

PREPAYMENT PROVISIONS BASED ON OUTSTANDING PRINCIPAL BALANCE

PREPAYMENT PROVISIONS(1)         OCT-05      OCT-06      OCT-07      OCT-08     OCT-09      OCT-10       OCT-11      OCT-12
----------------------------------------------------------------------------------------------------------------------------

Lockout/Defeasance(2)           100.00%      96.42%      95.13%      93.00%     90.68%      94.11%       94.12%       93.50%
Yield Maintenance(2)              0.00%       3.58%       4.87%       3.87%      6.17%       5.60%        5.58%        6.17%
Fixed Prepayment Premium(2)       0.00%       0.00%       0.00%       0.00%      0.00%       0.29%        0.29%        0.33%
Open                              0.00%       0.00%       0.00%       3.13%      3.15%       0.00%        0.00%        0.00%
----------------------------------------------------------------------------------------------------------------------------
Total                           100.00%     100.00%     100.00%     100.00%    100.00%     100.00%      100.00%      100.00%
----------------------------------------------------------------------------------------------------------------------------
Total Beginning Balance
 (in millions)               $1,977.30   $1,969.31   $1,960.03   $1,948.36  $1,934.27   $1,658.54    $1,636.67    $1,455.92
Percent of Aggregate Cut-off
 Date Balance(3)                100.00%      99.60%      99.13%      98.54%     97.82%      83.88%       82.77%       73.63%
----------------------------------------------------------------------------------------------------------------------------

PREPAYMENT PROVISIONS(1)             OCT-13          OCT-14        OCT-15       OCT-16       OCT-17       OCT-18       OCT-19
------------------------------------------------------------------------------------------------------------------------------

Lockout/Defeasance                   93.52%          86.30%       100.00%      100.00%      100.00%      100.00%      100.00%
Yield Maintenance(2)                  6.14%           6.12%         0.00%        0.00%        0.00%        0.00%        0.00%
Fixed Prepayment Premium              0.34%           0.34%         0.00%        0.00%        0.00%        0.00%        0.00%
Open                                  0.00%           7.25%         0.00%        0.00%        0.00%        0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------------
Total                               100.00%         100.00%       100.00%      100.00%      100.00%      100.00%      100.00%
------------------------------------------------------------------------------------------------------------------------------
Total Beginning Balance
 (in millions)                   $1,432.39       $1,407.54        $28.55       $27.68        $3.72        $3.50        $3.26
Percent of Aggregate Cut-off
 Date Balance(3)                     72.44%          71.19%         1.44%        1.40%        0.19%        0.18%        0.16%
------------------------------------------------------------------------------------------------------------------------------

(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (except that an ARD Loan will be repaid on its Anticipated Repayment
     Date).

(2)  As of the Cut-off Date, 18 Mortgage Loans, representing 9.3% of the Initial
     Pool Balance are subject to yield maintenance prepayment provisions after the Lock-out Period. Eighty-seven Mortgage Loans, representing 90.5% of the
     Initial Pool Balance are subject to defeasance after an initial restriction period. One mortgage loan, representing 0.2% of the Initial Pool Balance, is subject, after the lockout period, to declining fixed penalty provisions.

(3)  As of the Cut-off Date.

*    See the " Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios. See also footnote (*) under the "GENERAL CHARACTERISTICS" table on page 7 to this term sheet, which also applies to this page.

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       11

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest Mortgage Loans or
Crossed Pool in the Mortgage Pool by Cut-off Date Balance:

       TEN LARGEST MORTGAGE LOANS OR CROSSED POOL BY CUT-OFF DATE BALANCE*

                                                        % OF                                 LTV
                                         CUT-OFF      INITIAL                  CUT-OFF      RATIO
                                           DATE         POOL      PROPERTY    DATE LTV   AT MATURITY   UNDERWRITTEN    MORTGAGE
LOAN NAME                                BALANCE      BALANCE       TYPE        RATIO       OR ARD         DSCR          RATE
---------                            --------------- --------- ------------- ---------- ------------- -------------- -----------

 417 Fifth Avenue ..................  $116,000,000       5.9%      Office        73.9%       73.9%          1.30x        5.440%
 One Renaissance Square ............   103,600,000       5.2       Office        80.0%       80.0%          1.24x        5.133%
 Sotheby's Building ................   100,000,000       5.1       Office        64.4%       59.9%          1.22x        5.222%
 Fireman's Fund ....................    99,879,692       5.1       Office        67.4%       55.2%          1.33x        5.548%
 Sunroad Corporate Centre ..........    90,000,000       4.6       Office        66.9%       61.9%          1.51x        5.207%
 Wateridge Office Park .............    90,000,000       4.6       Office        75.0%       69.5%          1.33x        5.220%
 150 & 151 Worth Avenue(1) .........    82,000,000       4.1       Retail        74.5%       74.5%          1.38x        5.015%
 San Gabriel Square ................    56,935,226       2.9       Retail        79.9%       66.5%          1.27x        5.300%
 Torre Mayor .......................    55,000,000       2.8       Office        38.3%       34.3%          1.80x        7.546%
 Polo Club Apartments ..............    48,000,000       2.4    Multifamily      71.8%       66.7%          1.22x        5.016%
                                      ------------      ----                     ----        ----           ----         -----
 TOTAL/WTD. AVG ....................  $841,414,918      42.6%                    70.1%       65.6%          1.35X        5.403%
                                      ============      ====

*    See the " Glossary of Principal Definitions" and "Mortgage Pool
     Characteristics as of the Cut-off Date" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios. See also footnote (*) under the "GENERAL
     CHARACTERISTICS" table on page 7 to this term sheet, which also applies to this page.

(1)  For the crossed pool, the information is the total or weighted average of the information for the mortgage loans in the crossed pool.

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       12

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                417 FIFTH AVENUE
--------------------------------------------------------------------------------

                       [417 FIFTH AVENUE PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       13

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                417 FIFTH AVENUE
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

417 FIFTH AVENUE
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                     Barclays

ORIGINAL A NOTE PRINCIPAL        $116,000,000
  BALANCE:

FIRST PAYMENT DATE:              October 1, 2005

TERM/AMORTIZATION:               60/0 months

INTEREST ONLY PERIOD:            60 months

MATURITY DATE:                   September 1, 2010

EXPECTED A NOTE MATURITY         $116,000,000
     BALANCE:

BORROWING ENTITY:                Fifth and 38th LLC

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Lockout/Defeasance: 56 payments
                                 Open: 4 payments

SUBORDINATE B NOTE:              $9,000,000

UP-FRONT RESERVES:

  TAX/INSURANCE RESERVE:         Yes

  IMMEDIATE REPAIR RESERVE:      $311,813

  TI/LC RESERVE:                 $4,250,000

ONGOING MONTHLY RESERVES:

  TAX/INSURANCE RESERVE:         Yes

  REPLACEMENT RESERVE:           $6,537

  TI/LC RESERVE(1):              $44,448

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

(1)  The borrower is required to deposit an additional $4,250,000 into the TI/LC
     Reserve Account prior to October 1, 2006; following such deposit, the monthly TI/LC reserve amount will be reduced to $8,170.63/month. Beginning on the 13th month prior to the Maturity Date, the monthly TI/LC reserve amount will be recalculated each month (and if necessary, adjusted) in order to ensure that the TI/LC Reserve will contain at least $2,000,000 on the Maturity Date.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE BALANCE:    $125,000,000

A NOTE CUT-OFF DATE BALANCE:        $116,000,000

B NOTE CUT-OFF DATE BALANCE:        $  9,000,000

                                     WHOLE LOAN        WHOLE LOAN
                                     (EXCLUDING       (INCLUDING
                                     B NOTE)(1)        B NOTE(1)
                                    ------------      ------------
CUT-OFF DATE LTV:                       73.9%             79.6%

MATURITY DATE LTV:                      73.9%             79.6%

UNDERWRITTEN DSCR(2):                   1.30x             1.20x

MORTGAGE RATE:                         5.440%            5.440%
--------------------------------------------------------------------------------

(1)  B Note (which is not part of the trust fund) is subordinate to the A Note.

(2)  DSCR figures based on net cash flow unless otherwise noted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                  Office

 PROPERTY SUB TYPE:              CBD

 LOCATION:                       New York, NY

 YEAR BUILT/RENOVATED:           1912/2003

 NET RENTABLE SQUARE FEET:       392,190

 CUT-OFF BALANCE PER SF:         $296

 OCCUPANCY AS OF 7/28/05(1):     83.0%

 OWNERSHIP INTEREST:             Fee

 PROPERTY MANAGEMENT:            Murray Hill Properties LLC

 U/W NET CASH FLOW:              $8,303,036

 APPRAISED VALUE:                $157,000,000
--------------------------------------------------------------------------------

(1)  The property is 83.0% leased, including the basement space, and 88.6%
     leased excluding the basement space.

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       14

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                417 FIFTH AVENUE
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                         FINANCIAL INFORMATION
----------------------------------------------------------------------------------------------------------------
                                                                T-12             FULL YEAR          FULL YEAR
                                         UNDERWRITTEN         (6/30/05)         (12/31/04)         (12/31/03)
                                       ----------------   ----------------   ----------------   ----------------

Effective Gross Income .............     $ 15,358,960       $ 14,712,551       $ 14,367,367       $ 14,958,742
Total Expenses .....................     $  6,435,906       $  5,799,065       $  5,872,544       $  6,232,236
Net Operating Income (NOI) .........     $  8,923,055       $  8,913,486       $  8,494,823       $  8,726,506
Cash Flow (CF) .....................     $  8,303,036       $  8,913,486       $  8,494,823       $  8,726,506
DSCR on NOI(1) .....................             1.39x              1.39x              1.33x              1.36x
DSCR on CF(1) ......................             1.30x              1.39x              1.33x              1.36x
----------------------------------------------------------------------------------------------------------------

(1)  Based on an aggregate principal balance of $116,000,000 (the original whole loan principal balance, excluding the B Note).

------------------------------------------------------------------------------------------------------------------------------------
                                                   TENANT INFORMATION(1)
------------------------------------------------------------------------------------------------------------------------------------
                                          RATINGS       TOTAL       % OF        RENT      POTENTIAL    % POTENTIAL      LEASE
TOP TENANTS                             MOODY'S/S&P   TENANT SF   TOTAL SF      PSF          RENT          RENT       EXPIRATION
-----------                             -----------   ---------   --------   ---------   -----------   -----------    ----------

 CIBC World Markets Corp(2) ..........     Aa3/A+       95,061       24.2%    $ 44.34    $ 4,214,688       29.8%       9/30/2011
 Atari Inc. ..........................    Not Rated     90,000       22.9     $ 20.00      1,800,000       12.7       12/31/2006
 Turner Broadcasting System, Inc(2)...    Baa1/BBB+     34,779        8.9     $ 61.10      2,124,827       15.0        1/31/2013
 Shen Milson & Wilkie, Inc. ..........   Not Rated      33,496        8.5     $ 26.38        883,772        6.3        1/31/2010
 Schonfeld & Company, LLC ............   Not Rated      32,799        8.4     $ 39.64      1,300,000        9.2        8/31/2009
                                                       -------       ----                -----------       ----
 TOTAL ...............................                 286,135       73.0%               $10,323,287       73.1%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  Not in occupancy but tenant is paying rent.

-----------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE(1)
-----------------------------------------------------------------------------------------------------------------
                         # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE        BASE RENT
YEAR OF EXPIRATION         EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
------------------      -------------   ----------   ----------   ------------   ---------------   --------------

 2005 ...............          1           1,616         0.4%          1,616            0.4%        $    40,500
 2006 ...............          6         100,303        25.6         101,919           26.0%          2,517,918
 2007 ...............          2               0         0.0         101,919           26.0%             20,046
 2009 ...............          1          32,799         8.4         134,718           34.4%          1,300,000
 2010 ...............          3          33,496         8.5         168,214           42.9%            883,772
 2011 ...............          7         100,237        25.6         268,451           68.4%          4,377,109
 2013 ...............          3          37,279         9.5         305,730           78.0%          2,292,963
 2014 ...............          1             700         0.2         306,430           78.1%             49,441
 2018 ...............          2           5,750         1.5         312,180           79.6%            498,000
 2019 ...............          1           2,500         0.6         314,680           80.2%            350,000
 2020 ...............          1           5,859         1.5         320,539           81.7%            300,000
 MTM ................          5           5,020         1.3         325,559           83.0%                  0
 Management .........          1           1,148         0.3         326,707           83.3%                  0
 Vacant .............                     65,483        16.7         392,190          100.0%          1,496,741
                              --         -------        ----                                        -----------
 TOTAL ..............         34         392,190         100%                                       $14,126,490
-----------------------------------------------------------------------------------------------------------------

(1)  Information obtained from underwritten rent roll.

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       15

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                417 FIFTH AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The 417 Fifth Avenue Mortgaged Property is currently 83.0% leased by 20 tenants at an average lease rate of $35.97 per square foot. The three largest office tenants, representing 56.0% of the total net rentable area ("NRA"), are:

o    CIBC WORLD MARKETS CORP. (Canadian Stock Exchange: CM; rated "Aa3" by
     Moody's, "A+" by S&P and "AA-" by Fitch) leases 95,061 square feet (24.0%
     of NRA, 29.8% of income) under a lease expiring on September 30, 2011.
     Headquartered in Toronto, Canada, most of CIBC World Markets Inc.'s activities are in North America, though it has about 10 other offices in financial capitals in Europe, Asia, and Australia. The company currently employs over 2,500 people. CIBC World Markets is the wholesale banking arm of Canadian Imperial Bank of Commerce ("CIBC"), one of Canada's "big five"
     banks, providing a range of integrated credit and capital markets products, investment banking, and merchant banking to clients in key financial markets in North America and around the world. CIBC currently does not occupy its space and subleases all of its space to two tenants: Marvel
     Enterprises has been occupying 60,077 square feet (15.3% of NRA) since
     March 1, 2005 and HSBC Bank USA has been occupying 34,984 square feet (8.9%
     of NRA) since March 25, 2005.

     CIBC's nearly 1,100 branches offer a range of consumer and business services, including deposit accounts, loans, brokerage, mutual funds, and trust services. To build it's customer base, the bank is focusing on its core banking operations, targeting small businesses in Canada and retail banking customers in growing cites in the U.S.

o    ATARI, INC. ("Atari") (NASDAQ: ATAR) occupies 90,000 square feet (23.0% of
     NRA, 12.7% of income) under a lease expiring on December 31, 2006. Atari is the US division of French software maker Infogrames Entertainment ("IESA"), and develops interactive games for PCs, as well as Sony, Nintendo, and
     Microsoft platforms. Some games are produced through Atari-owned development studios, such as Shiny Entertainment (Enter the Matrix) and
     Reflections (the DRIV3R franchise); others are developed in-house. IESA, which also operates Atari Europe, owns a majority interest in Atari. Atari does much of its business with large retail outlets. Wal-Mart, Target, Best
     Buy, GameStop, and Electronics Boutique account for 26%, 12%, 10%, 7%, and
     7%, respectively, of its sales. Atari has relocated all its game development operations to New York, New York. Atari subleases 30,000 square feet (7.6% of NRA) of its space to Netbreeders Realty which has been in occupancy since November 1, 1999.

o    TURNER BROADCASTING ("Turner") leases 34,779 square feet (9.0% of NRA,
     15.0% of income) under a lease expiring on January 31, 2013. Turner currently does not occupy its space. Turner is a subsidiary of Time Warner
     Inc. (NYSE: TWX, rated "Baa1" by Moody's, "BBB+" by S&P, and "BBB+" by
     Fitch) operates in the entertainment industry, including television broadcasting, cable television productions, program syndication and licensing, professional sports and real estate operations. Turner's operations include WTBS, an independent 24 hour TV station, Cable News
     Network, CNN Headline News, and TNT (Turner Network Television).
     Internationally, CNN is available in more than 200 countries and territories. TBS' other networks, either collectively or individually, reach about 125 countries.

     Employing more than 84,900 people, Time Warner Inc. is a media and entertainment company with businesses in filmed entertainment, interactive services, television networks, cable systems, music, and publishing. The company's other businesses include America Online, AOL Time Warner Book
     Group, Time Inc., Time Warner Cable, Home Box Office, Warner Brothers
     Entertainment.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       16

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                417 FIFTH AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o    The 417 Fifth Avenue Mortgage Loan is a $116 million, five-year fixed rate loan secured by a first mortgage on an office building located at 417 Fifth
     Avenue, New York, New York. The 417 Fifth Avenue Mortgage Loan is interest only for the entire loan term, matures on September 1, 2010 and bears interest at an annual interest rate of 5.440%.

THE BORROWER:

o    The 417 Fifth Avenue Borrower is Fifth and 38th LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with two independent managers for which the 417 Fifth Avenue Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held
     100% by Big Apple Funding LLC, a Delaware limited liability company, as the sole member of the 417 Fifth Avenue Borrower. Big Apple Funding, LLC is a
     joint venture owned by GEBAM (85%), a wholly owned subsidiary of General
     Electric Capital Corporation ("Aaa" by Moody's, "AAA" by S&P) and MHP 417
     Fifth Avenue LLC (15%).

THE PROPERTY:

o    The 417 Fifth Avenue Mortgaged Property consists of a fee interest in an
     11-story office building built in 1912, containing a total of 392,190 net rentable square feet. The building is located at 417 Fifth Avenue, New
     York, New York between 37th and 38th Streets.

o    The 417 Fifth Avenue Mortgaged Property was extensively renovated during
     2003 - 2005 at a cost of approximately $1.1 million. The renovations included a new lobby, modernization of elevator equipment, new elevator cabs, an upgrade of steam heating controls/distribution equipment and installation of two new water mains/control valves, a fire escape upgrade and roof and facade repairs.

PROPERTY MANAGEMENT:

o    Murray Hill Properties LLC, an affiliate of the 417 Fifth Avenue Borrower, manages the 417 Fifth Avenue Mortgaged Property. Murray Hill Properties
     LLC, founded in 1971 and headquartered in New York, currently manages similar commercial properties, primarily in New York, containing a total of approximately 2.2 million square feet.

o    The 417 Fifth Avenue Borrower is generally required at its sole cost and expense to keep the 417 Fifth Avenue Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The 417 Fifth Avenue Mortgage Loan also secures a $9,000,000 B note, which is subordinated to the 417 Fifth Avenue Mortgage Loan (the A Note). The B
     note is not included in the trust. The holder of the B note is entitled under certain circumstances to exercise rights analogous to the rights of the Directing Certificateholder solely with respect to the 417 Fifth Avenue
     Mortgage Loan. Such rights include various consent rights with respect to material servicing decisions, a right to appoint or replace the special servicer, a right to cure defaults and an option to purchase the 417 Fifth
     Avenue Mortgage Loan under certain circumstances. For more information with respect to these rights, see "Description of the Mortgage Pool-The 417
     Fifth Avenue Whole Loan" in the prospectus supplement.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       17

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                417 FIFTH AVENUE
--------------------------------------------------------------------------------

                         [417 FIFTH AVENUE MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       18

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                             ONE RENAISSANCE SQUARE
--------------------------------------------------------------------------------

                    [ONE RENAISSANCE SQUARE PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       19

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                             ONE RENAISSANCE SQUARE
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

ONE RENAISSANCE SQUARE
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                     Bank of America

ORIGINAL PRINCIPAL BALANCE:      $103,600,000

FIRST PAYMENT DATE:              May 1, 2005

TERM/AMORTIZATION:               84/0 months

INTEREST ONLY PERIOD:            84 months

MATURITY DATE:                   April 1, 2012

EXPECTED MATURITY BALANCE:       $103,600,000

BORROWING ENTITY:                One Renaissance, LLC

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Lockout/Defeasance: 78 payments
                                 Open: 6 payments

UP-FRONT RESERVES:

  TAX RESERVE:                   Yes

  TI/LC RESERVE:                 $1,711,613

ONGOING MONTHLY RESERVES:

  TAX RESERVE:                   Yes

  TI/LC RESERVE:                 $20,484

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:            $103,600,000

CUT-OFF DATE LTV:                80.0%

MATURITY DATE LTV:               80.0%

UNDERWRITTEN DSCR(1):            1.24x

MORTGAGE RATE(2):                5.133%
--------------------------------------------------------------------------------

(1)  DSCR figures based on net cash flow unless otherwise noted.

(2)  The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                   Office

PROPERTY SUB TYPE:               CBD

LOCATION:                        Phoenix, AZ

YEAR BUILT/RENOVATED:            1987

NET RENTABLE SQUARE FEET:        491,623

CUT-OFF BALANCE PER SF:          $211

OCCUPANCY AS OF 6/28/05:         98.0%

OWNERSHIP INTEREST:              Leasehold

PROPERTY MANAGEMENT:             Pauls Realty Fund Advisor, LLC

U/W NET CASH FLOW:               $6,672,926

APPRAISED VALUE:                 $129,500,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       20

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                             ONE RENAISSANCE SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                   FINANCIAL INFORMATION
--------------------------------------------------------------------------------------------
                                                              FULL YEAR         FULL YEAR
                                          UNDERWRITTEN        (12/31/04)        (12/31/03)
                                        ----------------   ---------------   ---------------

 Effective Gross Income .............     $ 11,572,142       $ 9,350,106       $ 9,167,870
 Total Expenses .....................     $  4,214,492       $ 4,236,640       $ 4,164,390
 Net Operating Income (NOI) .........     $  7,357,650       $ 5,113,466       $ 5,003,480
 Cash Flow (CF) .....................     $  6,672,926       $ 5,113,466       $ 5,003,480
 DSCR on NOI ........................             1.36x             0.95x             0.93x
 DSCR on CF .........................             1.24x             0.95x             0.93x
--------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                     TENANT INFORMATION(1)
----------------------------------------------------------------------------------------------------------------------------------
                                             RATINGS       TOTAL       % OF        RENT      POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                                MOODY'S/S&P   TENANT SF   TOTAL SF      PSF          RENT          RENT      EXPIRATION
-----------                               ------------- ----------- ---------- ----------- ------------- ------------- -----------

 Quarles & Brady Streich Lang LLP .......   Not Rated     161,300       32.8%    $ 23.07    $3,720,670        33.2%     4/30/2015
 Bryan Cave LLP .........................   Not Rated     103,353       21.0     $ 24.00     2,480,472        22.1      4/30/2017
 Ernst & Young U.S., LLP ................   Not Rated      50,203       10.2     $ 27.85     1,398,154        12.5      6/30/2010
 Maguire Properties, Inc. ...............   Not Rated      37,220        7.6     $ 25.10       934,222         8.3       3/1/2007
                                                          -------       ----                ----------        ----
 TOTAL ..................................                 352,076       71.6%               $8,533,518        76.1%
----------------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

--------------------------------------------------------------------------------------------------------
                                     LEASE ROLLOVER SCHEDULE(1)
--------------------------------------------------------------------------------------------------------
                         # OF LEASES   EXPIRING     % OF     CUMMULATIVE     CUMULATIVE      BASE RENT
YEAR OF EXPIRATION         EXPIRING       SF      TOTAL SF     TOTAL SF    % OF TOTAL SF     EXPIRING
------------------      ------------- ---------- ---------- ------------- --------------- --------------

 2005 .................        4        31,893        6.5%      31,893           6.5%      $   263,772
 2006 .................        3         8,289        1.7       40,182           8.2%          201,384
 2007 .................        3        42,878        8.7       83,060          16.9%        1,057,191
 2008 .................        4        14,794        3.0       97,854          19.9%          351,547
 2009 .................        9        54,746       11.1      152,600          31.0%        1,274,483
 2010 .................        4        59,576       12.1      212,176          43.2%        1,579,803
 2014 .................        1           976        0.2      213,152          43.4%           14,640
 2015 .................       10       161,300       32.8      374,452          76.2%        3,720,670
 2017 .................        6       103,353       21.0      477,805          97.2%        2,480,472
 MTM ..................        1           121        0.0      477,926          97.2%            1,815
 Common Space .........        4         1,601        0.3      479,527          97.5%                0
 Vacant ...............                 12,096        2.5      491,623         100.0%          276,017
                              --       -------      -----                                  -----------
 TOTAL ................       49       491,623      100.0%                                 $11,218,296
--------------------------------------------------------------------------------------------------------

(1)  Information obtained from underwritten rent roll.

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       21

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                             ONE RENAISSANCE SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The four largest tenants, representing 71.6% of the total net rentable square feet, are:

o    QUARLES & BRADY STREICH LANG LLP ("Quarles & Brady") (not rated) occupies
     161,300 square feet (32.8% of square feet, 33.2% of rental income) on floors 2-9 under ten leases of various terms, all of which expire on April
     30, 2015. The current blended rental rate per square foot of $23.07 increases to $24.00 on January 1, 2010, $25.00 on January 1, 2011 and the
     greater of $31.00 or market on January 1, 2012. There are two five-year options to renew the leases at a rental rate per square foot at the then fair market rate. Quarles & Brady, one of the 100 largest law firms in the
     United States, was formed in 1974 and employs more than 400 lawyers.
     Quarles & Brady's practice areas include antitrust, bankruptcy, construction, corporate finance and securities, e-commerce and information technology, energy, environmental, estate planning, and telecommunications law. The firm has a network of regional practices and offices located in
     Chicago, Illinois, Madison and Milwaukee, Wisconsin, Naples, Florida, and
     Phoenix and Tucson, Arizona. Clients include major national and multi-national corporations, educational and research institutions, municipalities and government agencies, not-for-profits, charitable organizations, industry executives and high net worth individuals. Quarles
     & Brady has been a tenant at the One Renaissance Square Mortgaged Property since 1994.

o    BRYAN CAVE LLP (not rated) occupies 103,353 square feet (21.0% of square feet, 22.1% of rental income) under six leases of various terms, all of which expire on April 30, 2017. The current rental rate per square foot of
     $24.00 increases to $25.00 on May 1, 2006, $26.00 on May 1, 2009, and
     $33.50 on May 1, 2011. There is one five-year option to renew the leases at a rental rate per square foot at the greater of $33.50 or the then fair market rate. Bryan Cave, a leading international law firm that was founded in 1873, has 17 offices employing more than 800 lawyers worldwide. The firm specializes in corporate litigation including antitrust, entertainment, environmental, healthcare, intellectual property, real estate, and tax law.
     Clients include a wide array of businesses, financial institutions, not-for-profit organizations, government entities and individual clients.
     Bryan Cave has been a tenant at the One Renaissance Square Mortgaged
     Property since 1998.

o    ERNST & YOUNG U.S., LLP (not rated) occupies 50,203 square feet (10.2% of square feet, 12.5% of rental income) on floors 23, 24 and 26 under three ten-year leases, all of which expire on June 30, 2010. The current rental rate per square foot of $27.85 increases to $29.85 on July 1, 2008. There are two five-year options to renew the leases at a rental rate per square foot at 95% of the then fair market rate. Ernst & Young, one of the world's largest accounting firms, employs more than 100,000 people in 700 locations in 140 countries worldwide. Ernst & Young provides a range of services, including accounting and auditing, tax reporting and operations, tax advisory, business risk, technology and security risk, and transaction advisory. Ernst & Young has been a tenant at the One Renaissance Square
     Mortgaged Property since 2000.

o    MAGUIRE PROPERTIES, INC. (not rated) leases 37,220 sf (7.6% of square feet,
     8.3% of rental income) under a two-year master lease which expires on March
     1, 2007. The rental rate per square foot is $25.10. Robert F. Maguire III, is an experienced borrower, real estate developer and operator who has been involved in real estate investment and development for over 40 years. His real estate company, Maguire Properties, Inc., owns 24 commercial properties, primarily office with some retail, containing a total of approximately 14.5 million square feet.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       22

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                             ONE RENAISSANCE SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o    The One Renaissance Square Mortgage Loan is a $103.6 million, seven-year fixed rate loan secured by a first mortgage on a 25-story central business district office building located in Phoenix, Maricopa County, Arizona. The
     One Renaissance Square Mortgage Loan is interest only for the entire loan term and matures on April 1, 2012 and accrues interest at an annual rate, rounded to three decimal places, of 5.133%

THE BORROWER:

o    The One Renaissance Square Borrower is One Renaissance, LLC, a Delaware
     limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the One Renaissance
     Square Borrower's legal counsel has delivered a non-consolidation opinion.
     Equity ownership is held 100% by Pauls Core Plus Venture, LP, a Delaware limited partnership, as the Sole Member. Equity ownership of Pauls Core
     Plus Venture, LP is held 10% by Pauls Realty Fund Advisor, LLC as the
     General Partner and 90% by General Electric Pension Trust as the Limited
     Partner. It is anticipated that the equity interests owned by affiliates of
     The Pauls Corporation will be transferred to other affiliates of The Pauls
     Corporation before the end of 2005.

o    Pauls Core Plus Venture was formed and is managed by William Pauls,
     Chairman of The Pauls Corporation, which has approximately $695 million in assets. The Pauls Corporation and the General Electric Pension Trust have been real estate partners in transactions involving over 2.0 million square feet of industrial and office space and over 1,000 residential units.

o    The General Electric Pension Trust has $38 billion in assets and $2.3 billion invested in commercial real estate. Its advisor is GE Asset
     Management ("GEAM"), a wholly owned subsidiary of the General Electric
     Power Company. GEAM currently manages investment funds in excess of $200 billion. GEAM and affiliated entities have been managing investments for
     General Electric's employee pension and benefit plans since the 1920's.

THE PROPERTY:

o    The One Renaissance Square Mortgaged Property consists of a leasehold interest in a 25-story central business district office building that was constructed in 1987. The Class "A" improvements contain a total of 491,623 net rentable square feet (13,900 square feet of which is retail) and are situated on 0.95 acres.

o    The One Renaissance Square Mortgaged Property's improvements include a two-story annex building with a rooftop tennis court, retail shops, an athletic club, and a restaurant. A five-level subterranean parking garage containing 605 spaces is located under the adjacent Patriots Square Park connected by an underground tunnel.

o    The One Renaissance Square Mortgaged Property is well located in the
     Phoenix central business district, offering tenants immediate access to
     City Hall, the Federal Building, Phoenix's Superior Court, Symphony Hall,
     America West Arena (Phoenix Suns - NBA) and Bank One Ballpark (Arizona
     Diamondbacks - MLB). The Phoenix central business district contains approximately 6 million square feet of office space.

o    The One Renaissance Square Borrower is generally required at its sole cost and expense to keep the One Renaissance Square Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Pauls Realty Fund Advisor, LLC manages the One Renaissance Square Mortgaged
     Property. Pauls Realty Fund Advisor, LLC currently has approximately 2 million square feet of office and industrial space and 3,392 multifamily units under management in California, Colorado, Kansas, Nevada, Texas and
     Canada.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       23

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                             ONE RENAISSANCE SQUARE
--------------------------------------------------------------------------------

                      [ONE RENAISSANCE SQUARE MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       24

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               SOTHEBY'S BUILDING
--------------------------------------------------------------------------------

                      [SOTHEBY'S BUILDING PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       25

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               SOTHEBY'S BUILDING
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

SOTHEBY'S BUILDING
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                    Bank of America

 ORIGINAL NOTE A-2
   PRINCIPAL BALANCE:            $100,000,000

 FIRST PAYMENT DATE:             August 1, 2005

 TERM/AMORTIZATION:              120/360 months

 INTEREST ONLY PERIOD:           60 months

 MATURITY DATE:                  July 1, 2015

 EXPECTED NOTE A-2 MATURITY
   BALANCE:                      $ 93,025,269

 BORROWING ENTITY:               1334 York Avenue L.P.

 INTEREST CALCULATION:           Actual/360

 CALL PROTECTION:                Lockout/Defeasance: 117 payments
                                 Open: 3 payments

 PARI PASSU DEBT:                $110,000,000 (Note A-1, excluded from the
                                 trust fund)

 SUBORDINATE DEBT:               $25,000,000 (Note B, excluded from the
                                 trust fund)

 LOCKBOX:                        Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 WHOLE LOAN CUT-OFF DATE BALANCE:       $235,000,000

 WHOLE LOAN CUT-OFF DATE BALANCE
   (EXCLUDING NOTE B):                  $210,000,000

 NOTE A-2 CUT-OFF DATE BALANCE:         $100,000,000

 NOTE A-1 CUT-OFF DATE BALANCE:         $110,000,000

 NOTE B CUT-OFF DATE BALANCE:           $25,000,000

                                        WHOLE LOAN        WHOLE LOAN
                                         (EXCLUDING       (INCLUDING
                                         NOTE B)(1)       NOTE B)(1)
                                        -------------- -----------------
 CUT-OFF DATE LTV:                        64.4%             72.1%

 MATURITY DATE LTV:                       59.9%             67.0%

 UNDERWRITTEN DSCR(2):                    1.22x             1.05x

 MORTGAGE RATE(3):                        5.222%            5.482%
--------------------------------------------------------------------------------
(1)  The Note B (which is not part of the trust fund) is subordinate to the Note
     A-1 (which is not part of the trust fund) and Note A-2.

(2)  DSCR figures based on net cash flow unless otherwise noted.

(3)  The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                  Office

 PROPERTY SUB TYPE:              CBD

 LOCATION:                       New York, NY

 YEAR BUILT/RENOVATED:           1921/2001

 NET RENTABLE SQUARE FEET:       406,110

 CUT-OFF BALANCE PER SF:         $517

 OCCUPANCY AS OF 6/22/05:        100.0%

 OWNERSHIP INTEREST:             Fee

 PROPERTY MANAGEMENT:            RFR Realty LLC

 U/W NET CASH FLOW:              $ 16,808,447

 APPRAISED VALUE:                $326,000,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       26

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               SOTHEBY'S BUILDING
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                 FINANCIAL INFORMATION
-----------------------------------------------------------------------------------------
                                                            FULL YEAR        FULL YEAR
                                         UNDERWRITTEN      (12/31/04)       (12/31/03)
                                       ---------------- ---------------- ----------------

 Effective Gross Income ..............   $ 18,322,412     $ 18,024,996     $ 16,201,038
 Total Expenses ......................   $    392,835     $    251,165     $    385,858
 Net Operating Income (NOI) ..........   $ 17,929,577     $ 17,773,831     $ 15,815,180
 Cash Flow (CF) ......................   $ 16,808,447     $ 17,773,831     $ 15,815,180
 DSCR on NOI(1) ......................           1.31x            1.29x            1.15x
 DSCR on CF(1) .......................           1.22x            1.29x            1.15x
-----------------------------------------------------------------------------------------

(1)  Based on an aggregate principal balance of $210,000,000 (the original whole loan principal balance, excluding the Note B).

----------------------------------------------------------------------------------------------------------------------------
                                                TENANT INFORMATION(1)
----------------------------------------------------------------------------------------------------------------------------
                          RATINGS         TOTAL         % OF          RENT         POTENTIAL      % POTENTIAL       LEASE
TOP TENANT              MOODY'S/S&P     TENANT SF     TOTAL SF        PSF            RENT             RENT        EXPIRATION
----------             -------------   -----------   ----------   -----------   --------------   -------------   -----------

 Sotheby's .........       B2/BB-        406,110       100.0%       $ 47.49       $19,286,750         100.0%      12/31/2022
                                         -------       -----                      -----------         -----
 TOTAL .............                     406,110       100.0%                     $19,286,750         100.0%
----------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The single tenant representing 100.0% of the total net rentable square feet is:

o    SOTHEBY'S (NYSE: "BID") (rated B2 by Moody's and "BB--" by S&P) occupies
     406,110 square feet (100% of square feet, 100% of income) under a 20-year lease expiring on December 31, 2022. The current rental rate per square foot of $47.49 increases 7% every three lease years. There are two ten-year options to renew the lease. Sotheby's pays 100% of the operating expenses during lease years one to 15. After the 15th anniversary of the commencement of the initial lease term and prior to the expiration of the initial lease term, Sotheby's and the landlord will split all costs associated with the exterior facade, roof and elevators based upon a calculation of useful life. Sotheby's, headquartered in New York City, is one of the world's largest auctioneers of fine arts, antiques and collectibles. Sotheby's operates in 35 countries, with principal salesrooms located in New York and London. Sotheby's also regularly conducts auctions in 15 other salesrooms around the world, including Australia, Hong Kong,
     France, Italy, the Netherlands, Switzerland and Singapore. In addition to both live and internet auctioneering, the Auction segment is engaged in a number of related activities, including the purchase and resale of art and other collectibles and the brokering of art and collectible purchases and sales through private treaty sales. Sotheby's also markets and brokers luxury residential real estate through its Real Estate segment, conducts art-related financing activities through its Finance segment and is engaged, to a lesser extent, in fine art insurance brokerage and art education activities. Sotheby's conducts internet auctions through a strategic alliance with eBay. As of the fiscal year ended December 31,
     2004, Sotheby's reported revenue of approximately $496.7 million, net income of $62.4 million and stockholder equity of $235.9 million.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       27

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               SOTHEBY'S BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o    The Sotheby's Building Mortgage Loan is a $100 million, ten-year fixed rate loan secured by a first mortgage on a single tenant office building located in New York, New York County, New York. The Sotheby's Building Mortgage
     Loan is interest only for the first five years and pays principal and interest until the anticipated repayment date of July 1, 2015 and accrues interest at an annual rate, rounded to three decimal places, of 5.222%.

o    After the anticipated repayment date the loan documents call for a revised interest rate of 10.482% (the initial interest rate plus 5.0%) with the excess interest that accrues at the revised interest rate added to the principal balance of the Sotheby's Building Mortgage Loan. Payments after the anticipated repayment date will consist of (A) principal and interest, with interest in an amount equal to the interest that would have accrued on the debt at the initial interest rate and (B) all excess cash flow applied to the principal balance of the Sotheby's Building Mortgage Loan.

THE BORROWER:

o    The Sotheby's Building Borrower is 1334 York Avenue L.P., a Delaware
     limited partnership and a single purpose bankruptcy remote entity with at least two independent directors for which the Sotheby's Building Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 5.0% by 1334 GP II LCC as the General Partner, 0.5% by 1334 MLP
     LLLC as a Limited Partner and 94.5% by 1334 York Avenue LLC as a Limited
     Partner. Equity ownership of 1334 York Avenue LLC is held 23.6% by Aby
     Rosen, 23.6% by Michael Fuchs, 26.4% by CHGARO Trust and 26.4% by SAGLA
     Trust. The borrower principals are Aby Rosen and Michael Fuchs, who hold significant equity interests in RFR Holding LLC ("RFR") and RFR Realty LLC.
     Both companies, located in New York City, are involved in real estate investment, development and management. The Rosen and Fuchs families, from
     Frankfurt, Germany, have been involved in real estate investment and development throughout Europe for the past 50 years. The RFR companies started in the United States in 1991 and, through various affiliates, presently own approximately 5.0 million square feet of office and retail space, plus approximately 2,500 apartment units.

THE PROPERTY:

o    The Sotheby's Building Mortgaged Property consists of a fee interest in a ten-story, Class "A", single tenant, fine arts auction facility and office building built in 1921. The improvements contain 406,110 net rentable square feet and are situated on 1.08 acres. The Sotheby's Building
     Mortgaged Property was extensively renovated in 2001, at a cost of approximately $151 million, with the addition of six floors on top of the original four-story building. The ground floor contains the lobby, retail space, a restaurant and two loading docks. Floors 2 through 6 contain exhibition and sales space, auction areas, storage space and offices. The
     7th floor has a mezzanine level used primarily for the private skyboxes that encircle the 7th floor auction area. Floors 8 and 9 contain office space. The 10th floor has a rooftop cafe and gallery space.

o    The Sotheby's Building Mortgaged Property is located within the Upper East
     Side area of Manhattan. Housing in the neighborhood is generally characterized by townhouses, along with mid- and high-rise cooperatives and condominiums. Complimenting the residential segment is a diversity of restaurants, boutiques, galleries, museums and entertainment facilities.
     The Upper East Side is also home to one of the largest complexes of private hospitals in the nation, including New York Hospital-Cornell Medical
     Center, Rockefeller University and Memorial Sloane-Kettering Cancer Center.

o    The Sotheby's Building Borrower is generally required at its sole cost and expense to keep or cause Sotheby's to keep the Sotheby's Building Mortgaged
     Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    RFR Realty LLC manages the Sotheby's Building Mortgaged Property. RFR
     Realty, founded in 1983 and headquartered in New York City, currently manages approximately 5.0 million square feet of office and retail space, plus approximately 2,500 apartment units.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    $25,000,000 Note B held outside the trust.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       28

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               SOTHEBY'S BUILDING
--------------------------------------------------------------------------------

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    At any time during the term of the Sotheby's Building Mortgage Loan, a constituent (party or parties) (direct or indirect) of the Sotheby's
     Building Borrower that is (or are) not an SPE component will be permitted to incur mezzanine financing, provided that the terms and conditions listed in the related loan agreement are satisfied. The terms and conditions include, but are not limited to: (i) a limitation on the mezzanine loan amount, which when aggregated with the outstanding principal amount of the
     Sotheby's Building Mortgage Loan would not result in a loan-to-value in excess of 85%, or a debt service coverage ratio, calculated on a trailing
     12-month basis, less than 1.25x; (ii) reasonable approval of the mortgagee;
     (iii) delivery of a satisfactory intercreditor agreement; and (iv) rating agency confirmation.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       29

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               SOTHEBY'S BUILDING
--------------------------------------------------------------------------------

                        [SOTHEBY'S BUILDING MAP OMITTED]

1This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       30

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                 FIREMAN'S FUND
--------------------------------------------------------------------------------

                        [FIREMAN'S FUND PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       31

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                 FIREMAN'S FUND
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

FIREMAN'S FUND
--------------------------------------------------------------------------------
                     LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                    Bank of America

 ORIGINAL NOTE A-1 PRINCIPAL
   BALANCE:                      $100,000,000

 FIRST PAYMENT DATE:             October 1, 2005

 TERM/AMORTIZATION:              121/342 months

 ANTICIPATED REPAYMENT DATE:     October 1, 2015

 EXPECTED NOTE A-1 MATURITY
   BALANCE:                      $81,744,144

 BORROWING ENTITY:               First States Investors 239, LLC

 INTEREST CALCULATION:           Actual/360

 CALL PROTECTION:                Lockout/Defeasance: 120 payments
                                 Open: 1 payment

 PARI PASSU DEBT:                $90,687,500 (Note A-2 Senior Portion, excluded
                                 from the trust fund)

 ONGOING MONTHLY RESERVES:
   REPLACEMENT RESERVE:          $1,657

 LOCKBOX:                        Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 WHOLE LOAN CUT-OFF DATE BALANCE:               $190,458,087

 NOTE A-1 CUT-OFF DATE BALANCE:                  $99,879,692

 NOTE A-2 CUT OFF DATE BALANCE:                  $90,578,395

 WHOLE LOAN CUT-OFF DATE LTV:                           67.4%

 WHOLE LOAN MATURITY DATE LTV:                          55.2%

 WHOLE LOAN UNDERWRITTEN DSCR(1):                       1.33x

 MORTGAGE RATE(2):                                     5.548%
--------------------------------------------------------------------------------

(1)  DSCR figures based on net cash flow unless otherwise noted.

(2)  The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                  Office

 PROPERTY SUB TYPE:              Suburban

 LOCATION:                       Novato, CA

 YEAR BUILT/RENOVATED:           1982/1993

 NET RENTABLE SQUARE FEET:       710,330

 CUT-OFF BALANCE PER SF:         $268

 OCCUPANCY AS OF 10/1/05:        100.0%

 OWNERSHIP INTEREST:             Fee

 PROPERTY MANAGEMENT:            First States Management Corp., L.P.

 U/W NET CASH FLOW:              $17,766,194

 APPRAISED VALUE:                $282,500,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       32

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                 FIREMAN'S FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                                  UNDERWRITTEN
                                                                  ------------
 Effective Gross Income .....................................     $ 18,346,217
 Total Expenses .............................................     $    366,924
 Net Operating Income (NOI) .................................     $ 17,979,293
 Cash Flow (CF) .............................................     $ 17,766,194
 DSCR on NOI(1) .............................................             1.35x
 DSCR on CF(1) ..............................................             1.33x
--------------------------------------------------------------------------------
(1)  Based on the aggregate principal balance of $190,687,500.

-------------------------------------------------------------------------------------------------------------------
                                              TENANT INFORMATION(1)
-------------------------------------------------------------------------------------------------------------------
                             RATINGS       TOTAL       % OF        RENT       POTENTIAL    % POTENTIAL     LEASE
TOP TENANT                 MOODY'S/S&P   TENANT SF   TOTAL SF      PSF          RENT           RENT      EXPIRATION
----------                ------------- ----------- ---------- ----------- -------------- ------------- -----------

 Fireman's Fund .........      A2/A       710,330      100.0%    $ 26.49     $18,816,633       100.0%    11/6/2018
                                          -------      -----                 -----------       -----
 TOTAL ..................                 710,330      100.0%                $18,816,633       100.0%
-------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The single tenant representing 100.0% of the total net rentable square feet is:

o    FIREMAN'S FUND ("FFIC") (rated "A2" by Moody's and "A" by S&P) leases
     710,330 square feet (100% of the square feet, 100% of income) under a
     25-year lease expiring on November 6, 2018. The current rent rate per square foot of $26.49 increases every three years based upon CPI growth subject to a cap of 2.50% annually. FFIC pays 100% of the operating expenses during lease years one to 25. FFIC is a wholly owned subsidiary of
     Allianz AG, an international financial service provider with offices in over 60 countries and 167,000 employees worldwide. Allianz AG provides its customers with property, casualty, life and health insurance, asset management and banking services. FFIC is Allianz AG's main insurance presence in the United States. As of the fiscal year ended December 31,
     2004, Allianz AG reported revenue of approximately $130.5 billion, net income of $3.9 billion and stockholder equity of $45.5 billion. The
     Fireman's Fund Mortgaged Property has been occupied by FFIC since the first building was developed in 1982 and serves as the company's headquarters.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       33

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                 FIREMAN'S FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o    The Fireman's Fund Mortgage Loan is a $100 million, 121-month fixed rate hyper-amortizing loan secured by a first mortgage on a suburban office complex located in Novato, Marin County, California. The Fireman's Fund
     Mortgage Loan pays principal and interest until the anticipated repayment date of October 1, 2015 and accrues interest at an annual rate, rounded to three decimal places, of 5.548%.

o    After the anticipated repayment date the loan documents call for a revised interest rate of 10.548% (the initial interest rate plus 5.0%) with the excess interest that accrues at the revised interest rate added to the principal balance of the Fireman's Fund Mortgage Loan. Payments after the anticipated repayment date will consist of (A) principal and interest, with interest in an amount equal to the interest that would have accrued on the debt at the initial interest rate and (B) all excess cash flow applied to the principal balance of the Fireman's Fund Mortgage Loan.

THE BORROWER:

o    The Fireman's Fund Borrower is First States Investors 239, LLC, a Delaware
     limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the Fireman's Fund
     Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by First States Investors 239 Holdings, LLC, a
     Delaware limited liability company, as the Sole Member. The borrower principal is First States Group, L.P., a Delaware limited partnership.
     American Financial Realty Trust, a Maryland Real Estate Investment Trust,
     ("REIT") is the 97.4% limited partner of the borrower principal. First
     States Group LLC, a Delaware limited liability company, is the Sole General
     Partner.

o    American Financial Realty Trust ("AFT") is a self-managed, self-administered publicly traded REIT focused on acquiring and operating properties leased to regulated financial institutions. AFT's portfolio consists of 549 bank branches and 384 office buildings located in 38 states containing approximately 32.9 million square feet. As of the fiscal year ended December 31, 2004, AFRT reported revenue of approximately $337.4 million and stockholder's equity of $870.0 million.

THE PROPERTY:

o    The Fireman's Fund Mortgaged Property consists of a fee interest in a Class
     "A" suburban office complex consisting of three four-story buildings.
     Building I was constructed in 1982 and contains 255,472 square feet of NRA;
     Buildings II and III were constructed in 1993 and each contain 227,429 square feet of net rentable area. The buildings are situated on a
     65.03-acre campus that contains a centrally located fountain, a cafeteria in Building I, an exercise room in Building II, and an outdoor recreational area. Fireman's Fund is the sole tenant and maintains its corporate headquarters at the Fireman's Fund Mortgaged Property.

o    The company employs approximately 2,400 people at the property and uses the location for the following uses: executive offices, corporate finance and accounting, legal services, human resources, claims management, underwriting management, actuary, marketing, claims processing, supply management, and IT management.

o    The Fireman's Fund Mortgaged Property is located in northern California, approximately 30 miles north of San Francisco. Accessibility and visibility are excellent as the Fireman's Fund Mortgaged Property is located approximately one tenth of a mile west of Highway 101, the major commuting corridor providing access to downtown San Francisco to the south and Sonoma
     County to the north.

o    The Fireman's Fund Borrower is generally required at its sole cost and expense to keep the Fireman's Fund Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    First States Management Corp., L.P. ("First States") manages the Fireman's
     Fund Mortgaged Property. First States, a borrower related entity, was founded in 2002 and is headquartered in Jenkintown, Pennsylvania. First
     States currently manages 258 commercial real estate properties containing a total of approximately 6.2 million square feet.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       34

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                 FIREMAN'S FUND
--------------------------------------------------------------------------------

                          [FIREMAN'S FUND MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       35

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                            SUNROAD CORPORATE CENTRE
--------------------------------------------------------------------------------

                   [SUNROAD CORPORATE CENTRE PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       36

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                            SUNROAD CORPORATE CENTRE
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

SUNROAD CORPORATE CENTRE
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                    Bank of America

 ORIGINAL PRINCIPAL BALANCE:     $90,000,000

 FIRST PAYMENT DATE:             September 1, 2005

 TERM/AMORTIZATION:              120/360 months

 INTEREST ONLY PERIOD:           60 months

 MATURITY DATE:                  August 1, 2015

 EXPECTED MATURITY BALANCE:      $83,380,074

 BORROWING ENTITY:               Sunroad Eastgate Mall Partners, L.P.

 INTEREST CALCULATION:           Actual/360

 CALL PROTECTION:                Lockout/Defeasance: 115 payments
                                 Open: 5 payments

 LETTER OF CREDIT(1)             $ 1,279,903

 LOCKBOX:                        Hard
--------------------------------------------------------------------------------
(1)  The letter of credit is for potential tenant improvements and leasing commissions associated with the lease rollover of Cooley Godward LLP.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:           $90,000,000

 CUT-OFF DATE LTV:               66.9%

 MATURITY DATE LTV:              61.9%

 UNDERWRITTEN DSCR(1):           1.51x

 MORTGAGE RATE(2):               5.207%
--------------------------------------------------------------------------------
(1)  DSCR figures based on net cash flow unless otherwise noted.

(2)  The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                  Office

 PROPERTY SUB TYPE:              Suburban

 LOCATION:                       San Diego, CA

 YEAR BUILT/RENOVATED:           2000/NAP

 NET RENTABLE SQUARE FEET:       303,300

 CUT-OFF BALANCE PER SF:         $297

 OCCUPANCY AS OF 6/13/05:        98.5%

 OWNERSHIP INTEREST:             Fee

 PROPERTY MANAGEMENT:            Sunroad Asset Management, Inc.

 U/W NET CASH FLOW:              $8,934,729

 APPRAISED VALUE:                $134,600,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       37

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            SUNROAD CORPORATE CENTRE
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                FINANCIAL INFORMATION
-----------------------------------------------------------------------------------------
                                                            FULL YEAR        FULL YEAR
                                         UNDERWRITTEN      (12/31/04)       (12/31/03)
                                       ---------------- ---------------- ----------------

 Effective Gross Income ..............   $ 12,237,217     $ 11,993,345     $ 11,489,213
 Total Expenses ......................   $  2,842,766     $  2,300,772     $  2,354,613
 Net Operating Income (NOI) ..........   $  9,394,451     $  9,692,573     $  9,134,600
 Cash Flow (CF) ......................   $  8,934,729     $  9,692,573     $  9,134,600
 DSCR on NOI .........................           1.58x            1.63x            1.54x
 DSCR on CF ..........................           1.51x            1.63x            1.54x
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                 TENANT INFORMATION(1)
----------------------------------------------------------------------------------------------------------------------------
                                     RATINGS       TOTAL       % OF        RENT      POTENTIAL    % POTENTIAL      LEASE
TOP TENANTS                        MOODY'S/S&P   TENANT SF   TOTAL SF      PSF          RENT          RENT       EXPIRATION
-----------                       ------------- ----------- ---------- ----------- -------------  ------------  ------------

 Cooley Godward LLP .............   Not Rated     135,968       44.8%    $ 41.87    $5,692,929        47.5%      08/31/2011
 Marsh & McLennan Companies .....    Baa2/BBB      35,065       11.6     $ 35.39     1,240,950        10.3       01/11/2011
 Burnham Real Estate ............   Not Rated      23,378        7.7     $ 40.20       939,796         7.8       05/31/2012
 Regus ..........................      NR/B-       19,787        6.5     $ 36.24       717,081         6.0       07/31/2010
                                                  -------       ----                ----------        ----
 TOTAL ..........................                 214,198       70.6%               $8,590,756        71.6%
----------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

-------------------------------------------------------------------------------------------------------
                                      LEASE ROLLOVER SCHEDULE(1)
-------------------------------------------------------------------------------------------------------
                      # OF LEASES                   % OF     CUMULATIVE     CUMULATIVE      BASE RENT
YEAR OF EXPIRATION      EXPIRING    EXPIRING SF   TOTAL SF    TOTAL SF    % OF TOTAL SF     EXPIRING
------------------   ------------- ------------- ---------- ------------ --------------- --------------

 2005 ..............        1           4,234         1.4%       4,234          1.4%      $   184,264
 2006 ..............        1          11,699         3.9       15,933          5.3%          426,663
 2007 ..............        3          12,714         4.2       28,647          9.4%          454,075
 2008 ..............        2          12,549         4.1       41,196         13.6%          521,649
 2009 ..............        1          18,840         6.2       60,036         19.8%          814,642
 2010 ..............        4          44,342        14.6      104,378         34.4%        1,538,414
 2011 ..............        4         171,033        56.4      275,411         90.8%        6,933,879
 2012 ..............        1          23,378         7.7      298,789         98.5%          939,796
 Vacant ............                    4,511         1.5%     303,300        100.0%          178,354
                           --         -------       -----                                 -----------
 TOTAL .............       17         303,300       100.0%                                $11,991,735
-------------------------------------------------------------------------------------------------------

(1)  Information obtained from underwritten rent roll.

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       38

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                            SUNROAD CORPORATE CENTRE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The four largest tenants representing 70.6% of the total net rentable square feet are:

o    COOLEY GODWARD LLP (not rated) occupies 135,968 square feet (44.8% of square feet, 47.5% of rental income) under a ten-year lease expiring on
     August 31, 2011. The current rental rate per square foot of $41.87 increases annually by 3%. There are two five-year options to renew the lease at a rental rate per square foot equal to the existing rental rate at the time of renewal plus the "Prevailing Increase Rate". Cooley Godward LLP is a regional law firm headquartered in San Francisco, CA. Founded in 1920,
     Cooley Godward LLP represents high-growth information technology and life sciences companies. Clients include entrepreneurs, venture capitalists, financial services companies, research institutions and private and public companies in technology fields. Cooley Godward LLP has seven offices and
     450 attorneys practicing across a wide variety of industries, including technology fields ranging from life sciences, venture capital, technology transactions and intellectual property litigation.

o    MARSH & MCLENNAN COMPANIES (NYSE: "MMC") (not rated by Moody's and "BBB"
     and S&P) occupies 35,065 square feet (11.6% of square feet, 10.3% of rental income) under a ten-year lease expiring on January 11, 2011. The rental rate per square foot of $35.39 increases annually on a predetermined schedule that on average is approximately 3.0% annually. There is one five-year option to renew the lease at a rental rate per square foot equal to the existing rental rate at the time of renewal plus the "Prevailing
     Increase Rate". Marsh & McLennan Companies is a global professional services firm that provides clients with analysis, advice and transactional capabilities in the fields of risk and insurance services, investment management, and consulting and human resource services for businesses, public entities, associations, professional services organizations and private clients. As of fiscal year ended December 31, 2004, Marsh &
     McLennan reported revenue of approximately $12.2 billion, net income of
     $176.0 million and stockholder equity of $5.1 billion.

o    BURNHAM REAL ESTATE ("Burnham") (not rated) occupies 23,378 square feet
     (7.7% of square feet, 7.8% of rental income) under a ten-year lease expiring on May 31, 2012. The rental rate per square foot of $40.20 increases to $41.40 in 2008 and $43.20 in 2011. There are two five-year options to renew the lease at a rental rate per square foot equal to the existing rental rate at the time of renewal plus the "Prevailing Increase
     Rate". Burnham is a diversified privately held real estate services company headquartered at Sunroad Corporate Centre Mortgaged Property. Founded in
     1891, Burnham employs more than 200 professionals and offers a wide range of services including: tenant representation, brokerage, real estate and asset management, capital markets, corporate advisory and market research.

o    REGUS BUSINESS CENTRE ("Regus") (not rated by Moody's and "B--" by S&P)
     occupies 19,787 square feet (6.5% of square feet, 6.0% of rental income)
     under a 10.5-year lease expiring on July 31, 2010. The rental rate per square foot of $36.24 increases annually by 3%. There are two five-year options to renew the lease at a rental rate per square foot equal to the existing rental rate at the time of renewal plus the "Prevailing Increase
     Rate". Regus is a subsidiary of the Regus Corporation, which was founded in
     Brussels, Belgium in 1989. Regus is one of the world's largest independent providers of the on-demand workplace concept offering video-conferencing facilities and meeting rooms in a professional office environment. Regus serves more than 100,000 clients a day worldwide and employs over 2,000 people. Regus business centers are located in world capitals, business hubs and emerging markets. The company has a network of 750 business centers located in 350 cities and 60 countries around the world.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       39

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                            SUNROAD CORPORATE CENTRE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o    The Sunroad Corporate Centre Mortgage Loan is a $90 million, ten-year fixed rate loan secured by a first mortgage on a suburban office complex located in San Diego, San Diego County, California. The Sunroad Corporate Centre
     Mortgage Loan is interest only for the first five years of the loan term and matures on August 1, 2015 and accrues interest at an annual rate, rounded to three decimal places, of 5.207%.

THE BORROWER:

o    The Sunroad Corporate Centre Borrower is Sunroad Eastgate Mall Partners,
     L.P., a California limited partnership and a single purpose bankruptcy remote entity for which the Sunroad Corporate Centre Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held
     0.5% by Sunroad Corporate Centre, Inc. ("SCC"), as the General Partner,
     58.52% by Sunroad Investment Corporation ("SRI"), 12.29% by Sunroad Asset
     Management, Inc. ("SAM") and 28.69% by Aaron Feldman. Sunroad Holding
     Corporation, a California corporation, is the 100% owner of SCC, SRI and
     SAM. Aaron Feldman is the 100% owner of Sunroad Holding Corporation. The borrower principal is Sunroad Holding Corporation and Sunroad Eastgate Mall
     Partners, L.P.

o    Established in 1977, Sunroad Holding Corporation ("Sunroad") is a
     diversified and experienced holding company with two distinct divisions:
     real estate and automotive. The real estate division has developed over 1.5 million square feet of office buildings and currently holds 385 acres of undeveloped land for office, retail and industrial development primarily in the San Diego area. The automotive division currently owns eight car dealerships, including two of the largest dealerships in the San Diego area.

THE PROPERTY:

o    The Sunroad Corporate Centre Mortgaged Property consists of a fee interest in a Class "A" suburban office complex built in 2000. The improvements consist of three four-story buildings containing a total of 303,300 net rentable square feet and are situated on 8.07 acres.

o    The Sunroad Corporate Centre Mortgaged Property is located approximately ten miles northwest of downtown San Diego. The area, known as the Golden
     Triangle/University Towne Center (UTC) area, is heavily influenced by its proximity to the La Jolla area, the University of California-San Diego and the University Towne Center, a 1 million square foot regional mall anchored by Nordstrom's, Macy's and Sears. The area is well served by transportation arterials (Interstate 5 and 805), commuter rail service, a public bus system and the San Diego International Airport located ten miles to the south.

o    The Sunroad Corporate Centre Borrower is generally required at its sole cost and expense to keep the Sunroad Corporate Centre Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Sunroad Asset Management, Inc. ("SAM") manages the Sunroad Corporate Centre
     Mortgaged Property. SAM, a Sunroad Corporate Centre Borrower affiliated entity founded in 1983 and headquartered in San Diego, is a full-service commercial real estate firm that provides property management and leasing services. SAM has managed all of the borrower principal's real estate projects since inception, which includes 12 office buildings and one retail property totaling approximately 1.5 million square feet.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       40

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                            SUNROAD CORPORATE CENTRE
--------------------------------------------------------------------------------

                   [SUNROAD CORPORATE CENTRE PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       41

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              WATERIDGE OFFICE PARK
--------------------------------------------------------------------------------

                    [WATERIDGE OFFICE PARK PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       42

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              WATERIDGE OFFICE PARK
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

WATERIDGE OFFICE PARK
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                    Bank of America

 ORIGINAL PRINCIPAL BALANCE:     $90,000,000

 FIRST PAYMENT DATE:             October 1, 2005

 TERM/AMORTIZATION:              120/360 months

 INTEREST ONLY PERIOD:           60 months

 MATURITY DATE:                  September 1, 2015

 EXPECTED MATURITY BALANCE:      $83,393,332

 BORROWING ENTITY:               Wateridge Office, LLC

 INTEREST CALCULATION:           Actual/360

 CALL PROTECTION:                Lockout/Defeasance: 114 payments
                                 Open: 6 payments

 UP-FRONT RESERVES:

   TAX RESERVE:                  Yes

   CRYSTAL STAIRS RESERVE:(1)    $219,208

   TI/LC RESERVE:                $219,625

 ONGOING MONTHLY RESERVES:

   TAX RESERVE:                  Yes

   REPLACEMENT RESERVE:          $10,682

   TI/LC RESERVE                 $7,069

 LOCKBOX:                        Hard
--------------------------------------------------------------------------------

(1)  The Crystal Stairs Reserve of $219,208 is for outstanding expenditures for furniture, fixtures, and equipment to be paid by the Borrower under the
     Crystal Stairs Lease.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:           $90,000,000

 CUT-OFF DATE LTV:               75.0%

 MATURITY DATE LTV:              69.5%

 UNDERWRITTEN DSCR(1):           1.33x

 MORTGAGE RATE(2):               5.220%
--------------------------------------------------------------------------------

(1)  DSCR figures based on net cash flow unless otherwise noted.

(2)  The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                  Office

 PROPERTY SUB TYPE:              CBD

 LOCATION:                       Los Angeles, CA

 YEAR BUILT/RENOVATED:           1988, 1990, 2001/NAP

 NET RENTABLE SQUARE FEET:       512,716

 CUT-OFF BALANCE PER SF:         $176

 OCCUPANCY AS OF 7/1/05:         94.1%

 OWNERSHIP INTEREST:             Fee

 PROPERTY MANAGEMENT:            Crown Realty & Development, Inc.

 U/W NET CASH FLOW:              $7,905,265

 APPRAISED VALUE:                $120,000,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       43

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              WATERIDGE OFFICE PARK
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   FINANCIAL INFORMATION
---------------------------------------------------------------------------------------------
                                                               FULL YEAR         FULL YEAR
                                          UNDERWRITTEN        (12/31/04)         (12/31/03)
                                        ----------------   ----------------   ---------------

 Effective Gross Income .............     $ 13,763,095       $ 11,376,733       $ 7,873,553
 Total Expenses .....................     $  5,473,534       $  4,826,651       $ 4,265,101
 Net Operating Income (NOI) .........     $  8,289,561       $  6,550,082       $ 3,608,452
 Cash Flow (CF) .....................     $  7,905,265       $  6,550,082       $ 3,608,452
 DSCR on NOI ........................             1.39x              1.10x             0.61x
 DSCR on CF .........................             1.33x              1.10x             0.61x
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                  TENANT INFORMATION(1)
--------------------------------------------------------------------------------------------------------------------------
                                     RATINGS       TOTAL       % OF        RENT      POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                        MOODY'S/S&P   TENANT SF   TOTAL SF      PSF          RENT          RENT      EXPIRATION
-----------                       ------------- ----------- ---------- ----------- ------------- ------------- -----------

 BAE Systems ....................    Baa2/BBB     150,000       29.3%  $ 26.42      $3,963,600        30.7%     11/5/2013
 Crystal Stairs, Inc. ...........   Not Rated      97,029       18.9   $ 24.70       2,397,024        18.6      4/12/2015
 County of Los Angeles ..........    Aa3/AA-       52,370       10.2   $ 23.64       1,238,027         9.6      1/31/2010
 Elite Information System .......   Baa1/BBB+      39,541        7.7   $ 21.72         858,830         6.6      7/15/2008
                                                  -------       ----                ----------        ----
 TOTAL ..........................                 338,940       66.1%               $8,457,481        65.5%
--------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

-----------------------------------------------------------------------------------------------------------------
                                          LEASE ROLLOVER SCHEDULE(1)
-----------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMMULATIVE       CUMULATIVE        BASE RENT
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF       TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   -------------   ---------------   --------------

 2005 ..............          2           8,498          1.7%         8,498             1.7%        $   243,664
 2006 ..............          8          20,843          4.1         29,341             5.7%            575,546
 2007 ..............          5          12,051          2.4         41,392             8.1%            334,233
 2008 ..............         11          87,865         17.1        129,257            25.2%          2,180,255
 2009 ..............          2           7,869          1.5        137,126            26.7%            191,686
 2010 ..............          5          67,894         13.2        205,020            40.0%          1,547,353
 2013 ..............          1         150,000         29.3        355,020            69.2%          3,963,600
 2014 ..............          1          28,329          5.5        383,349            74.8%            668,564
 2015 ..............          2          97,029         18.9        480,378            93.7%          2,397,024
 2018 ..............          1           1,193          0.2        481,571            93.9%             34,358
 Vacant ............                     31,145          6.1        512,716           100.0%            784,899
                             --         -------        -----                                        -----------
 TOTAL .............         38         512,716        100.0%                                       $12,291,182
-----------------------------------------------------------------------------------------------------------------

(1)  Information obtained from underwritten rent roll.

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       44

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              WATERIDGE OFFICE PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The four largest tenants representing 66.1% of the total net rentable square feet are:

o    BAE SYSTEMS (rated "Baa2" by Moody's and "BBB" S&P) occupies 150,000 square feet (29.3% of square feet, 30.7% of rental income) under a ten-year lease expiring on November 5, 2013. BAE Systems is the North American unit of BAE
     Systems PLC, an international company headquartered in the United Kingdom and engaged in the development, delivery and support of advanced defense and aerospace systems. BAE Systems designs, manufactures and supports military aircraft, surface ships, submarines, fighting vehicles, radar, avionics, communications, electronics and guided weapon systems. The company has operations in 30 states and employs approximately 25,000 people. As of the fiscal year ending December 2005 the company had total revenue of $2.1 billion. BAE Systems PLC has operations across five continents and customers in approximately 130 countries. The company has more than 90,000 employees and generates annual sales of approximately
     (pounds sterling)17 billion.

o    CRYSTAL STAIRS, INC. (not rated) occupies 97,029 square feet (18.9% of square feet, 18.6% of rental income) under two ten-year leases, both of which expire on April 12, 2015. Crystal Stairs is one of the largest private, not-for-profit child-development companies in California. The company provides service, research, and advocacy in the fields of childcare and development, maternal employment, and family functioning. The company administers several government-funded programs and special projects sponsored by private grants and donations. Founded in 1980, Crystal Stairs has 370 employees.

o    COUNTY OF LOS ANGELES (rated "Aa3" by Moody's and "AA-" by S&P) occupies
     52,370 square feet (10.2% of square feet, 9.6% of rental income) under a ten-year lease expiring on January 31, 2010. Los Angeles County's
     Department of Children and Family Services oversees adoption, foster care, child abuse and neglect, and child protection for families and children of need in the community.

o    ELITE INFORMATION SYSTEMS INC. ("Elite") (NYSE: "TOC") (rated "Baa1" by
     Moody's and "BBB+" by S&P) occupies 39,541 square feet (7.7% of square feet, 6.6% of rental income) under two leases, both of which expire on July
     15, 2008. Elite is a subsidiary of The Thomson Corporation, a global provider of integrated information solutions to business and professional clients. The company serves customers in numerous sectors including law, tax, accounting, higher education, reference information, corporate training and assessment, financial services, scientific research and healthcare. As of the fiscal year ended December 31, 2004, The Thomson
     Corporation reported revenue of approximately $8.1 billion, net income of
     $1.0 billion and stockholder's equity of $9.5 billion.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       45

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              WATERIDGE OFFICE PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o    The Wateridge Office Park Mortgage Loan is a $90 million, ten-year fixed rate loan secured by a first mortgage on an office park located in Los
     Angeles, Los Angeles County, California. The Wateridge Office Park Mortgage
     Loan is interest only for the first five years of the loan term and matures on September 1, 2015 and accrues interest at an annual rate, rounded to three decimal places, of 5.220%.

THE BORROWER:

o    The Wateridge Office Park Borrower is Wateridge Office, LLC, a Delaware
     limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the Wateridge Office Park
     Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held by 100% by Crown Wateridge Associates, L.P., a California
     limited partnership. Equity ownership in Crown Wateridge Associates is held
     42.43% by RAF, LLC, 56.57% by JSLP, LLC and 1.00% by JSRF Corp. The
     borrower principal is Jaime Sohacheski. Pursuant to a pending assumption, it is expected that the property will become owned, and the loan will be assumed, by an affiliate of the Muller Company before the end of calendar year 2005.

o    Crown Realty and Development, established in 1985 by Jaime Sohacheski, is a diversified real estate company that develops, redevelops, and manages office, retail, and residential properties located in Arizona, California and Colorado. The company currently is working on 2 million square feet of retail and office development projects and has a real estate portfolio of
     32 properties valued in excess of $500 million.

THE PROPERTY:

o    The Wateridge Office Park Mortgaged Property consists of a fee interest in a Class "A" office park consisting of four 2 to 5-story office buildings and three 3-story parking garages built in three phases: 1988, 1990, and
     2001. The collateral improvements contain a total of 512,716 net rentable square feet and 1,240 parking spaces and are situated on 16.66 acres. The
     Wateridge Office Park Mortgaged Property is part of the Wateridge Office
     Park which consists of six office buildings totaling 565,496 square feet and four parking garage structures totaling 1,883 spaces.

o    The Wateridge Office Park Mortgaged Property is located in the West Los
     Angeles market and the Culver City submarket, approximately 1.5 miles from
     I-405, 4.0 miles from the Los Angeles International Airport and 12 miles from downtown Los Angeles. The Culver City submarket contains approximately
     7.1 million square feet of office space.

o    The Wateridge Office Park Borrower is generally required at its sole cost and expense to keep the Wateridge Office Park Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Crown Realty & Development, Inc. ("Crown Realty") manages the Wateridge
     Office Park Mortgaged Property. Crown Realty, a Wateridge Office Park
     Borrower related entity, was founded in 1985 and currently manages approximately 2.0 million square feet of office space in Arizona,
     California and Colorado.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Wateridge Office Park Borrower is permitted to incur mezzanine financing only upon the satisfaction of the following terms and conditions including, without limitation: (i) no event of default has occurred and be continuing; (ii) a limitation on the mezzanine loan amount, the loan-to-value, and debt service coverage ratio as determined by mortgagee taking into account the outstanding principal balance of the loan and the permitted mezzanine financing will not exceed an amount which when combined with the outstanding principal balance of the loan shall result in a loan to value ratio greater than that as of the closing date and a debt service coverage ratio, calculated on a trailing 12-month basis, less than or equal to the debt service coverage ratio as of the funding date of the loan based on a constant payment rate of 9.25% and underwritten net income; (iii)
     delivery of a satisfactory intercreditor agreement and (iv) rating agency confirmation.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       46

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              WATERIDGE OFFICE PARK
--------------------------------------------------------------------------------

                       [WATERIDGE OFFICE PARK MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       47

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                       150-151 WORTH AVENUE (CROSSED POOL)
--------------------------------------------------------------------------------

             [150-151 WORTH AVENUE (CROSSED POOL) PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       48

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                       150-151 WORTH AVENUE (CROSSED POOL)
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

150-151 WORTH AVENUE
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                    Bank of America

 ORIGINAL PRINCIPAL BALANCE:     $82,000,000

 FIRST PAYMENT DATE:             October 1, 2005

 TERM/AMORTIZATION:              120/0 months

 INTEREST ONLY PERIOD:           120 months

 MATURITY DATE:                  September 1, 2015

 EXPECTED MATURITY BALANCE:      $82,000,000

 BORROWING ENTITIES:             Worth Avenue Associates, Ltd. and Second Worth
                                 Avenue Partnership, Ltd.

 INTEREST CALCULATION:           Actual/360

 CALL PROTECTION:                Lockout/Defeasance: 117 payments
                                 Open: 3 payments

 UP-FRONT RESERVES(1):

   TAX/INSURANCE RESERVE:        Yes

   HUGO BOSS RESERVE             $410,007

   VILEBREQUIN RESERVE TI/LC     $125,000
      RESERVE

   CAVIARTERIA TI/LC RESERVE     $50,000

 ONGOING MONTHLY RESERVES(1):

   TAX/INSURANCE RESERVE:        Yes

   REPLACEMENT RESERVE:          $1,901

 LOCKBOX:                        Hard
--------------------------------------------------------------------------------
(1)  Reserve for the 150 Worth Avenue Mortgage Loan only.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:           $82,000,000

 CUT-OFF DATE LTV:               74.5%

 MATURITY DATE LTV:              74.5%

 UNDERWRITTEN DSCR(1):           1.38x

 MORTGAGE RATE(2):               5.015%
--------------------------------------------------------------------------------
(1)  DSCR figures based on net cash flow unless otherwise noted.

(2)  The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                  Retail

 PROPERTY SUB TYPE:              Anchored

 LOCATION:                       Palm Beach, FL

 YEAR BUILT/RENOVATED:

   150 WORTH AVENUE:             1979

   151 WORTH AVENUE:             2000

 NET RENTABLE SQUARE FEET:       142,581

 CUT-OFF BALANCE PER SF:         $575

 OCCUPANCY AS OF 7/31/05:        95.4%

 OWNERSHIP INTEREST:             Fee

 PROPERTY MANAGEMENT:            Goodman Properties, Inc.

 U/W NET CASH FLOW:              $5,746,848

 APPRAISED VALUE:                $110,000,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       49

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                       150-151 WORTH AVENUE (CROSSED POOL)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                         150 WORTH AVENUE - FINANCIAL INFORMATION
-------------------------------------------------------------------------------------------
                                                             FULL YEAR         FULL YEAR
                                          UNDERWRITTEN       (12/31/04)        (12/31/03)
                                         --------------   ---------------   ---------------

 Effective Gross Income ..............    $ 5,997,926       $ 6,067,797       $ 5,706,621
 Total Expenses ......................    $ 1,688,510       $ 1,504,977       $ 1,459,683
 Net Operating Income (NOI) ..........    $ 4,309,416       $ 4,562,820       $ 4,246,938
 Cash Flow (CF) ......................    $ 4,155,940       $ 4,562,820       $ 4,246,938
 DSCR on NOI .........................           1.42x             1.51x             1.40x
 DSCR on CF ..........................           1.37x             1.51x             1.40x
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                          151 WORTH AVENUE - FINANCIAL INFORMATION
-------------------------------------------------------------------------------------------
                                                             FULL YEAR         FULL YEAR
                                          UNDERWRITTEN       (12/31/04)        (12/31/03)
                                         --------------   ---------------   ---------------

 Effective Gross Income ..............    $ 1,633,306       $ 1,503,370       $ 1,250,381
 Total Expenses ......................    $    32,666       $     3,000       $    40,066
 Net Operating Income (NOI) ..........    $ 1,600,640       $ 1,500,370       $ 1,210,315
 Cash Flow (CF) ......................    $ 1,590,908       $ 1,500,370       $ 1,210,315
 DSCR on NOI .........................           1.40x             1.31x             1.06x
 DSCR on CF ..........................           1.39x             1.31x             1.06x
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                  150-151 WORTH AVENUE CROSSED POOL - FINANCIAL ROLL UP
-------------------------------------------------------------------------------------------
                                                             FULL YEAR         FULL YEAR
                                          UNDERWRITTEN       (12/31/04)        (12/31/03)
                                         --------------   ---------------   ---------------

 Effective Gross Income ..............    $ 7,631,232       $ 7,571,167       $ 6,957,002
 Total Expenses ......................    $ 1,721,176       $ 1,507,977       $ 1,499,749
 Net Operating Income (NOI) ..........    $ 5,910,056       $ 6,063,190       $ 5,457,253
 Cash Flow (CF) ......................    $ 5,746,848       $ 6,063,190       $ 5,457,253
 DSCR on NOI .........................           1.42x             1.45x             1.31x
 DSCR on CF ..........................           1.38x             1.45x             1.31x
-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                       150 WORTH AVENUE - TENANT INFORMATION(1)
------------------------------------------------------------------------------------------------------------------------
                                    RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                       MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
-----------                      ------------- ----------- ---------- ---------- ------------- ------------- -----------

 Saks Fifth Avenue(2) ..........     B2/B+        51,996       55.4%  $ 50.24     $2,612,386        55.8%     5/1/2025
 Trevini .......................   Not Rated       5,243        5.6   $ 30.52        160,016         3.4      2/29/2008
 Alpark Salon ..................   Not Rated       4,707        5.0   $ 31.62        148,835         3.2      5/31/2009
 John DeMedeiros ...............   Not Rated       3,425        3.6   $ 20.89         71,538         1.5      5/31/2006
                                                  ------       ----               ----------        ----
 TOTAL .........................                  65,371       69.6%              $2,992,775        63.9%
------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and percentage of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  Information includes a lease to Saks Men's for 8,826 square feet, which expires on January 31, 2017.

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       50

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                       150-151 WORTH AVENUE (CROSSED POOL)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                          151 WORTH AVENUE - TENANT INFORMATION(1)(2)
------------------------------------------------------------------------------------------------------------------------------
                              RATINGS         TOTAL         % OF                     POTENTIAL      % POTENTIAL       LEASE
TOP TENANTS                 MOODY'S/S&P     TENANT SF     TOTAL SF     RENT PSF         RENT            RENT        EXPIRATION
------------------------   -------------   -----------   ----------   ----------   -------------   -------------   -----------

 Neiman Marcus .........      Baa2/BBB     48,661           100.0%    $ 34.25       $1,666,639          100.0%     5/31/2026
                                           ------           -----                   ----------          -----
 TOTAL .................                   48,661           100.0%                  $1,666,639          100.0%
------------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and percentage of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  Potential rent is equal to a given percentage of sales subject to various breakpoints as detailed in the "Summary of Significant Tenants -- 151 Worth
     Avenue".

--------------------------------------------------------------------------------------------------------------
                 150 WORTH AVENUE - LEASE ROLLOVER SCHEDULE(1)
--------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF      EXPIRING
------------------     -------------   ----------   ----------   ------------   ---------------   ------------

 2006 ..............          4           7.729          8.2%        7,729             8.2%        $  170,221
 2007 ..............          2           1,596          1.7         9,325             9.9%            71,352
 2008 ..............          2           5,926          6.3        15,251            16.2%           202,362
 2009 ..............          4           6,709          7.1        21,960            23.4%           513,685
 2010 ..............          4           5,714          6.1        27,674            29.5%           252,225
 2011 ..............          5           6,773          7.2        34,447            36.7%           385,994
 2013 ..............          1           1,000          1.1        35,447            37.7%            86,000
 2015 ..............          1           1,100          1.2        36,547            38.9%           121,000
 2016 ..............          1           3,158          3.4        39,705            42.3%           157,900
 2017 ..............          1           8,826          9.4        48,531            51.7%           261,779
 2025 ..............          2          43,170         46.0        91,701            97.6%         2,350,607
 Vacant ............                      2,219          2.4        93,920           100.0%           112,717
                             --          ------        -----                                       ----------
 TOTAL .............         27          93,920        100.0%                                      $4,685,843
--------------------------------------------------------------------------------------------------------------

(1)  Information obtained from underwritten rent roll.

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       51

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                       150-151 WORTH AVENUE (CROSSED POOL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                SUMMARY OF SIGNIFICANT TENANTS - 150 WORTH AVENUE
--------------------------------------------------------------------------------

The property is 93.7% leased by a total of 25 retail tenants with an average lease rate of $49.89 per square foot. The largest tenants in the 150 Worth
Avenue Mortgage Loan, representing 36.5% of the total crossed pool net rentable area, are:

o    SAKS FIFTH AVENUE (NYSE: "SKS") (not rated by Moody's and "B+" by S&P)
     occupies 43,170 square feet (30.3% of square feet, 4.5% of income) under a
     46-year lease expiring May 1, 2025. The current rental rate per square foot of $54.45 increases 10% every five years. There are six ten-year options to renew the lease at a rental rate per square foot increasing 10% every five years. Saks Fifth Avenue is also required to pay percentage rent equal to
     5% of the amount of net sales in excess of $22,028,292 (which equates to
     $510 per square foot), 3% of the amount of net sales in excess of
     $25,658,293 (which equates to $594 per square foot), and 1% of the amount of net sales in excess of $31,708,293 (which equates to $734 per square foot). Saks Incorporated operates 232 traditional and luxury departmental stores in the United States under the following brand names: Parisian,
     Proffitt's, McRae's, Younkers, Herberger's, Carson Pirie Scott, Bergner's
     Boston Store, Club Libby Lu, Saks Fifth Avenue, and Saks Off 5th. As of the
     fiscal year ended January 31, 2004, Saks Incorporated reported revenue of approximately $6.1 billion, net income of $82.8 million and stockholder equity of $2.3 billion. Saks Incorporated has been a tenant at the 150
     Worth Avenue Mortgaged Property since it opened in 1979.

o    SAKS MEN'S (NYSE: "SKS") (not rated by Moody's and "B+" by S&P) occupies
     8,826 square feet (6.2% of square feet, 4.1% of net income) under a 19-year lease that expires on January 31, 2017. The rental rate per square foot of
     $29.66 remains constant during the initial lease term. There are six ten-year options to renew the lease at a rental rate per square foot that increases 10% every five years. Saks Men's is also required to pay percentage rent equal to the amount by which 6% of net sales exceeds the annual rent. Saks Men's is an affiliate store of Saks Fifth Avenue.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                SUMMARY OF SIGNIFICANT TENANTS - 151 WORTH AVENUE
--------------------------------------------------------------------------------
The single tenant representing 100% of the 151 Worth Avenue Mortgage Loan, 34.1%
of the total crossed pool net rentable area is:

o    NEIMAN MARCUS (NYSE: "NMG") (rated "Baa2" by Moody's and "BBB" by S&P)
     occupies 48,661 square feet (34.1% of square feet, 26.2% of income) (100%
     of square feet at the 151 Worth Avenue Mortgaged Property) under a 26-year lease expiring on May 31, 2026. Annual rent, paid on a percentage basis only, is equal to 6% of net sales up to $25,000,000 (which equates to $514 per square foot), 5% of net sales from $25,000,000 to $30,000,000 (which equates to $617 per square foot), 3% of net sales from $30,000,000 to
     $35,000,000 (which equates to $719 per square foot), and 1% of net sales from $35,000,000 to $40,000,000 (which equates to $822 per square foot) and
     0.5% of net sales over $40,000,000. There are five five-year options to renew the lease at a percentage rent equal to the average percentage rent paid during the previous five years of the initial lease term or the previous renewal period, as applicable. The Neiman Marcus Group operates as a specialty retailer of high-quality women's and men's apparel and accessories in the United States. The specialty retail stores segment consists primarily of Neiman Marcus and Bergdorf Goodman. The Neiman Marcus
     Group operates 35 Neiman Marcus stores, 2 Bergdorf Goodman stores, and 14 clearance centers. As of the fiscal year ended July 31, 2004, Neiman Marcus reported revenue of approximately $3.5 billion, net income of $204.8 million and stockholder's equity of $1.4 billion.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       52

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                       150-151 WORTH AVENUE (CROSSED POOL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o    The 150-151 Worth Avenue Crossed Pool consists of two cross-collateralized and cross-defaulted mortgage loans. The 150 Worth Avenue Mortgage Loan in the amount of $59.5 million and the 151 Worth Avenue Mortgage Loan in the amount of $22.5 million are both, ten-year fixed rate loans secured by a first mortgage on two anchored retail buildings located in Palm Beach, Palm
     Beach County, Florida. The 150 and 151 Worth Avenue Crossed Pool is
     interest only for the entire loan term and matures on September 1, 2015 and accrues interest at an annual rate, rounded to three decimal places, of
     5.015%.

THE BORROWER:

o    The 150 Worth Avenue Borrower is Worth Avenue Associates, Ltd., a
     Pennsylvania limited partnership and a single purpose bankruptcy remote entity with at least one independent director for which the 150 Worth
     Avenue Borrower's legal counsel has delivered a non-consolidation opinion.
     Equity ownership is held 0.5% by Esplanade GP, LLC, a Delaware limited liability company, as the general partner and 99.5% by Murray H. Goodman as the limited partner.

o    The 151 Worth Avenue Borrower is Second Worth Avenue Partnership, Ltd., a
     Florida limited partnership and a single purpose bankruptcy remote entity with at least one independent director for which the 151 Worth Avenue
     Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 0.5% by North Worth, LLC, a Delaware limited liability company, as the general partner and 99.5% by Murray H. Goodman as the limited partner.

o    Murray H. Goodman founded The Goodman Company in 1958, a real estate development and investment company headquartered in West Palm Beach,
     Florida. The Goodman Company has developed, owned, and managed shopping centers, regional malls and other commercial properties totaling approximately 19.0 million square feet since its inception.

THE PROPERTY:

o    The 150 Worth Avenue Mortgaged Property consists of a fee interest in an anchored retail building constructed in 1979 and expanded in 1995. The two-story improvements contain 93,920 square feet and is situated on 2.02 acres. The property is anchored by Saks Incorporated and leased to 25 tenants including non-anchor tenants Hugo Boss, Louis Vuitton, Lacoste, and
     Pucci.

o    The 151 Worth Avenue Mortgaged Property consists of a fee simple interest in an anchored retail building constructed in 2000. The three-story improvement contains 48,661 net rentable square feet and is situated on
     1.01 acres. The 151 Worth Avenue Mortgaged Property is 100% occupied by
     Neiman Marcus.

o    The 150-151 Worth Avenue Mortgaged Property is located in Palm Beach,
     Florida, approximately one block west of the Atlantic Ocean on Worth
     Avenue. Worth Avenue is a premiere high-end shopping district similar to
     Fifth Avenue in New York, NY, North Michigan Avenue in Chicago, IL, Union
     Square in San Francisco, CA, and Rodeo Drive in Beverly Hills, CA. The
     Worth Avenue retail district is three blocks long extending from Ocean
     Boulevard on the east to Coconut Row on the west. International and national retailers located on Worth Avenue include: Saks Fifth Avenue,
     Neiman Marcus, Cartier, Gucci, Chanel, Georgio Armani, Hermes, Valentino,
     Ferragamo, Polo Ralph Lauren, and Tiffany & Company.

o    The 150 and 151 Worth Avenue Borrower is generally required at its sole cost and expense to keep the 150 and 151 Worth Avenue Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Goodman Properties, Inc. manages the 150-151 Worth Avenue Mortgaged
     Property. Goodman Properties, a 150-151 Worth Avenue Borrower affiliated entity, founded in 1958 and headquartered in West Palm Beach, currently manages 16 commercial real estate properties totaling approximately 1.23 million square feet.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       53

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                       150-151 WORTH AVENUE (CROSSED POOL)
--------------------------------------------------------------------------------

                [150-151 WORTH AVENUE (CROSSED POOL) MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       54

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               SAN GABRIEL SQUARE
--------------------------------------------------------------------------------

                      [SAN GABRIEL SQUARE PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       55

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               SAN GABRIEL SQUARE
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

SAN GABRIEL SQUARE
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                    Bank of America

 ORIGINAL PRINCIPAL BALANCE:     $57,000,000

 FIRST PAYMENT DATE:             October 1, 2005

 TERM/AMORTIZATION:              120/360 months

 MATURITY DATE:                  September 1, 2015

 EXPECTED MATURITY BALANCE:      $47,410,120

 BORROWING ENTITY:               Universal Shopping Plaza

 INTEREST CALCULATION:           Actual/360

 CALL PROTECTION:                Lockout/Defeasance: 116 payments
                                 Open: 4 payments

 UP-FRONT RESERVES:

   TAX RESERVE:                  Yes

 ONGOING MONTHLY RESERVES:

   TAX RESERVE:                  Yes

   REPLACEMENT RESERVE:          $3,828

 LOCKBOX:                        Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:           $56,935,226

 CUT-OFF DATE LTV:               79.9%

 MATURITY DATE LTV:              66.5%

 UNDERWRITTEN DSCR(1):           1.27 x

 MORTGAGE RATE:                  5.300%
--------------------------------------------------------------------------------
(1)  DSCR figures based on net cash flow unless otherwise noted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                  Retail

 PROPERTY SUB TYPE:              Anchored

 LOCATION:                       San Gabriel, CA

 YEAR BUILT/RENOVATED:           1990/NAP

 NET RENTABLE SQUARE FEET:       218,746

 CUT-OFF BALANCE PER SF:         $260

 OCCUPANCY AS OF 7/1/05:         98.4%

 OWNERSHIP INTEREST:             Fee/Leasehold

 PROPERTY MANAGEMENT:            Golden Pacific Realty, Inc.

 U/W NET CASH FLOW:              $4,842,685

 APPRAISED VALUE:                $71,250,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       56

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               SAN GABRIEL SQUARE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                        FINANCIAL INFORMATION
------------------------------------------------------------------------------------------------------------
                                                            ANNUALIZED
                                                           MOST RECENT        FULL YEAR         FULL YEAR
                                         UNDERWRITTEN       (06/30/05)        (12/31/04)        (12/31/03)
                                        --------------   ---------------   ---------------   ---------------

 Effective Gross Income .............   $6,825,270       $6,936,353        $6,234,081        $5,787,549
 Total Expenses .....................   $1,834,971       $1,831,357        $1,823,634        $1,773,590
 Net Operating Income (NOI) .........   $4,990,299       $5,104,996        $4,410,448        $4,013,959
 Cash Flow (CF) .....................   $4,842,685       $5,063,064        $4,316,071        $3,982,959
 DSCR on NOI ........................        1.31x            1.34x             1.16x             1.06x
 DSCR on CF .........................        1.27x            1.33x             1.14x             1.05x
------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                     TENANT INFORMATION(1)
-----------------------------------------------------------------------------------------------------------------------------
                                         RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                            MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
-----------                           ------------- ----------- ---------- ---------- ------------- ------------- -----------

 Focus Department Store .............   Not Rated      52,500       24.0%   $  6.00    $  315,200         5.7%    4/30/2018
 99 Ranch Market ....................   Not Rated      45,000       20.6    $ 12.28       552,592        10.0     8/31/2018
 Sam Woo Seafood Restaurant .........   Not Rated      17,500        8.0    $ 22.22       388,822         7.0     2/28/2007
 SR Investments Group, Inc ..........   Not Rated       5,534        2.5    $ 27.55       152,446         2.7     7/31/2009
                                                       ------       ----               ----------        ----
 TOTAL ..............................                 120,534       55.1%              $1,408,860        25.4%
-----------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

--------------------------------------------------------------------------------------------------------------
                                       LEASE ROLLOVER SCHEDULE(1)
--------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF      EXPIRING
------------------     -------------   ----------   ----------   ------------   ---------------   ------------

 2005 ..............          5           7,386          3.4%         7,386            3.4%        $  226,347
 2006 ..............         14          22,238         10.2         29,624           13.5%           905,006
 2007 ..............         15          44,169         20.2         73,793           33.7%         1,450,480
 2008 ..............          5          13,573          6.2         87,366           39.9%           551,102
 2009 ..............          7          15,800          7.2        103,166           47.2%           657,629
 2010 ..............          2           2,315          1.1        105,481           48.2%           145,589
 2011 ..............          2           6,311          2.9        111,792           51.1%           275,770
 2013 ..............          1           1,401          0.6        113,193           51.7%            72,318
 2014 ..............          3           4,640          2.1        117,833           53.9%           250,924
 2018 ..............          2          97,500         44.6        215,333           98.4%           867,592
 Vacant ............                      3,413          1.6        218,746          100.0%           141,045
                             --          ------        -----                                       ----------
 TOTAL .............         56         218,746        100.0%                                      $5,543,802
--------------------------------------------------------------------------------------------------------------

(1)  Information obtained from underwritten rent roll.

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       57

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               SAN GABRIEL SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The three largest tenants, representing 52.6% of the total net rentable square feet, are:

o    FOCUS DEPARTMENT STORE ("Focus") (not rated) occupies 52,500 square feet
     (24.0% of square feet, 5.7% of rental income) under a 26-year lease expiring on April 30, 2018. The current rental rate per square foot of
     $6.00 increases by a CPI formula equal to an amount that is no less than 3%
     and no more than 6% annually. There are four five-year options to renew the lease at a rate that increases by the same CPI formula. Focus leases its space to approximately 75 tenants who have booths and counter space throughout the three-story premises. Merchandise sold includes clothing, jewelry, shoes, gifts and household goods. Leases are structured month-to-month, although many of the subtenants have a long history at the
     San Gabriel Square Mortgaged Property. Rental rates per square foot for the subtenants range from $25.00 to $100.00 on the first and second floors and from $27.00 to $180.00 on the third floor which is primarily occupied by tenants selling jewelry. Focus has been a tenant at the San Gabriel Square
     Mortgaged Property since 1991.

o    99 RANCH MARKET (not rated) occupies 45,000 square feet (20.6% of square feet, 10.0% of rental income) under a 27-year lease expiring on August 31,
     2018. The current rental rate per square foot of $12.28 increases by a CPI formula equal to an amount that is no more than 5% annually. There are three five-year options to renew the lease at a rate that increases by the same CPI formula. 99 Ranch Market is an Asian grocery store chain started and owned by the borrower principal, Ho-Yuan Chen. 99 Ranch provides a variety of Asian foods that cater to the Asian community. Established in
     1984, 99 Ranch Market operates 20 stores located in California, Washington,
     Nevada, Hawaii, Arizona, and Indonesia. 99 Ranch Market has been a tenant at the San Gabriel Square Mortgaged Property since 1991.

o    SAM WOO SEAFOOD RESTAURANT ("Sam Woo") (not rated) occupies 17,500 square feet (8.0% of square feet, 7.0% of rental income) under a 14-year lease expiring on February 28, 2007. The current rental rate per square foot of
     $22.22 increases annually by 3%. There is one 15-year option to renew the lease at a rate equal to the greater of the then market rent and the rent payable in the immediately preceding month. Sam Woo is an Asian Dim Sum restaurant and has been a tenant at the San Gabriel Square Mortgaged
     Property since 1992.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       58

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               SAN GABRIEL SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o    The San Gabriel Square Mortgage Loan is a $57 million, ten-year fixed rate loan secured by a first mortgage on an anchored retail center located in
     San Gabriel, Los Angeles County, California. The San Gabriel Square
     Mortgage Loan matures on September 1, 2015 and accrues interest at an annual rate, rounded to three decimal places, of 5.300%.

THE BORROWER:

o    The San Gabriel Square Borrower is Universal Shopping Plaza, a California
     limited partnership and a single purpose bankruptcy remote entity with at least two independent directors for which the San Gabriel Square Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 1% by SG Square, Inc., a Delaware corporation, as the general partner, 33.8334% by Chuang-Hsiang Lee as a limited partner, 28.85% by
     Union Success, a California limited partnership, 27.85% by Ho- Yuan Chen as a limited partner, and 3.9666% by Chung-Huei Lee, as a limited partner. The borrower principal is Ho-Yuan Chen.

o    Mr. Chen is the CEO and founder of Tawa Supermarket (dba 99 Ranch Market), an Asian grocery store chain. Established in 1984, Tawa Supermarkets Inc.
     operates more than 20 stores in California and employs 1,300 people. For the fiscal year ending December 2004 Tawa Supermarkets Inc. has sales of
     $140.8 million.

THE PROPERTY:

o    The San Gabriel Square Mortgaged Property consists of a fee/leasehold interest in an anchored retail center consisting of four buildings: one is a one-story building, two are two-story buildings and one is a four-story building, all built in 1990. The improvements contain a total of 218,746 net rentable square feet and are situated on 13.26 acres.

o    The San Gabriel Square Mortgaged Property is located in San Gabriel,
     California, approximately ten miles northeast of downtown Los Angeles. The
     San Gabriel Square Mortgaged Property is located on West Valley Boulevard, a major east/west arterial, and 0.5 mile north of the I-10 interchange at
     South Del Mar Avenue. The San Gabriel Mortgaged Property is located in the
     San Gabriel Valley West submarket which is dominated by high-density, multi-story, Asian-oriented retail centers and is contains approximately
     5.5 million square feet of retail space.

o    The San Gabriel Square Borrower is generally required at its sole cost and expense to cause the San Gabriel Square Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Golden Pacific Realty, Inc. ("GPR") manages the San Gabriel Square
     Mortgaged Property. GPR, founded in 1991 and headquartered in Diamond Bar,
     California, currently manages four commercial real estate properties located in southern California totaling approximately 475,000 square feet.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       59

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                               SAN GABRIEL SQUARE
--------------------------------------------------------------------------------

                        [SAN GABRIEL SQUARE MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       60

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                   TORRE MAYOR
--------------------------------------------------------------------------------

                         [TORRE MAYOR PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       61

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                   TORRE MAYOR
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

TORRE MAYOR
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                    Barclays

 ORIGINAL A-1 NOTE PRINCIPAL     $55,000,000
   BALANCE(1):

 FIRST PAYMENT DATE:             May 1, 2005

 TERM/AMORTIZATION:              125 months/360 months

 INTEREST ONLY PERIOD:           12 months

 MATURITY DATE:                  September 1, 2015

 EXPECTED A-1 MATURITY BALANCE:  $49,242,597

 BORROWING ENTITY:               Two Mexican business trusts. See "The Borrower"
                                 below

 INTEREST CALCULATION:           Actual/360

 CALL PROTECTION:                Lockout/Defeasance: 123 payments
                                 Open: 2 payments

 UP-FRONT RESERVES:

   INSURANCE RESERVE:            Yes

   TI/LC RESERVE:                $8,000,000

   PESO DEVALUATION RESERVE:     $1,300,000

 ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE(3):     Springing/Yes

   WITHHOLDING TAX RESERVE(4):   Springing

   REPLACEMENT RESERVE(5):       $21,738

   TI/LC RESERVE(6):             $155,000

 LOCKBOX:                        Hard
--------------------------------------------------------------------------------

(1)  The property also secures a pari passu A-2 note in the original principal amount of $55,000,000, a subordinate B note in the original principal amount of $20,000,000 and a subordinate C note in the maximum original principal amount of $20,000,000 which will only be issued if certain conditions are satisfied. None of the A-2 note, the B note or the obligation to make an advance under the C note is included in the trust.

(2)  Interest only until April 1, 2006. Principal and interest payments commence on May 1, 2006.

(3)  The property is currently exempt from real estate taxes, which exemption is expected to expire on December 31, 2006. If the exemption is not extended, monthly tax escrows will commence three months prior to the expected expiration date.

(4)  50% of excess cash flow will be trapped, subject to a $450,000 cap (on a whole loan basis) commencing on any monthly payment date on which the debt service coverage ratio for the immediately preceding 12-month period is
     1.10x or less and continuing until the occurrence of a monthly payment date on which the debt service coverage ratio for the immediately preceding
     12-month period has been at least equal to 1.15x for two consecutive calendar quarters.

(5)  Monthly deposits commence May 1, 2007, subject to a $782,593 cap.

(6)  Monthly deposits of $155,000 commence on October 1, 2011 and continue for
     17 payment dates. On January 1, 2012, additional monthly deposits of
     $175,000 commence for the next 17 payment dates. If, either or both of the leases currently in place with Marsh Tenant and Deloitte Tenant (as defined below) are renewed, the TI/LC Reserve shall only be required to contain any remaining portion of the initial TI/LC deposit plus sufficient funds to cover any tenant inducements agreed between the Torre Mayor Borrower and the renewing tenant, as approved by Lender.

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------
 WHOLE LOAN CUT-OFF DATE BALANCE:         $130,000,000
 SHADOW RATING (MOODY'S/S&P)(2):                Aa3/AA
 A-1 AND A-2 NOTE CUT-OFF DATE BALANCE:   $110,000,000
 B NOTE CUT-OFF DATE BALANCE:             $20,000,000

                                           WHOLE LOAN      WHOLE LOAN
                                           (EXCLUDING     (INCLUDING
                                             B NOTE)         B NOTE)
                                         --------------  --------------
 CUT-OFF DATE LTV:                            38.3%           45.3%
 MATURITY DATE LTV:                           34.3%           40.5%
 UNDERWRITTEN DSCR (3):                       1.80x           1.52x
 MORTGAGE RATE:                              7.546%          7.546%
--------------------------------------------------------------------------------

(1)  The property also secures a pari passu A-2 note in the original principal amount of $55,000,000, a subordinate B note in the original principal amount of $20,000,000 and a subordinate C note in the maximum original principal amount of $20,000,000, which will only be issued if certain conditions are satisfied. None of the A-2 note, the B note or the obligation to make an advance under the C note is included in the trust.
     The Whole Loan Cut-off Date Balance excludes the future advance under the C note, which has not yet been made.

(2)  Moody's Aa3 rating reflects the global local currency rating.

(3)  DSCR figures are based on an as-is underwritten net cash flow on an amortizing basis (commencing on May 1, 2006). On an interest only basis, the Whole Loan (excluding B note) DSCR is 1.98x and Whole Loan (including B note) DSCR is 1.68x.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                  Office

 PROPERTY SUB TYPE:              CBD

 LOCATION:                       Mexico City, Mexico

 YEAR BUILT/RENOVATED:           2003/NAP

 NET RENTABLE SQUARE FEET:       828,821

 CUT-OFF BALANCE PER SF:         $133

 OCCUPANCY AS OF 7/13/05:        76.7%

 OWNERSHIP INTERESTS(1):         Fee

 PROPERTY MANAGEMENT:            Reichmann International Developments,
                                 S. de R.L. de C.V.

 U/W NET CASH FLOW:              $16,672,861

 APPRAISED VALUE(2):             $287,220,000
--------------------------------------------------------------------------------

(1)  See "Other Material Information."

(2)  The stabilized value is $302,000,000 as of a January 25, 2007 stabilization date.

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       62

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                   TORRE MAYOR
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                          FINANCIAL INFORMATION
-----------------------------------------------------------------------------------------------------------------
                                           STABILIZED            AS-IS              T-12             FULL YEAR
                                          UNDERWRITTEN       UNDERWRITTEN         (5/31/05)         (12/31/04)
                                        ----------------   ----------------   ----------------   ----------------

 Effective Gross Income .............     $ 27,755,969       $ 23,111,801       $ 14,851,562       $ 13,764,153
 Total Expenses .....................     $  7,220,350       $  5,015,928       $  4,016,917       $  3,631,282
 Net Operating Income (NOI) .........     $ 20,535,619       $ 18,095,873       $ 10,834,645       $ 10,132,871
 Cash Flow (CF) .....................     $ 18,902,182       $ 16,672,861       $ 10,834,645       $ 10,132,871
 DSCR on NOI(1) .....................             2.21x              1.95x              1.17x              1.09x
 DSCR on CF(1) ......................             2.04x              1.80x              1.17x              1.09x
-----------------------------------------------------------------------------------------------------------------

(1)  Based on an aggregate principal balance of $110,000,000 (the original whole loan principal balance, excluding the note B and the future advance to be evidenced by the note C).

------------------------------------------------------------------------------------------------------------------------------------
                                                      TENANT INFORMATION(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         % TOTAL
                                       RATINGS        TOTAL       % OF         RENT       POTENTIAL     POTENTIAL        LEASE
TOP TENANTS                          MOODY'S/S&P    TENANT SF   TOTAL SF       PSF           RENT          RENT        EXPIRATION
-----------                        --------------- ----------- ----------  ----------- --------------- ----------- -----------------

 Deloitte & Touche ...............   Not Rated       218,749       26.4%    $  29.59     $ 6,472,404       25.2%        6/30/2013
 IXE Group Financiero ............   Not Rated       121,030       14.6        25.18       3,047.496       11.9         8/10/2016(2)
 Marsh Brockman ..................   Baa2/BBB         96,057       11.6        30.10       2,891,376       11.3         3/31/2013
 McKinsey & Company Inc. .........   Not Rated        29,095        3.5        30.10         875,772        3.4         4/30/2014
 EMC Corporation ................. Not Rated/BBB      19,633        2.4        33.45         656,640        2.6         9/30/2015
                                                     -------       ----     --------     ------------      ----
 TOTAL/WEIGHTED AVERAGE ..........                   484,564       58.5%    $ 148.41     $13,943,688       54.3%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from AUP, AUP underwritten potential rent and underwritten rent roll except for Ratings (Moody's/S&P) and unless otherwise stated. The actual tenants under the leases may be subsidiaries of the entities listed under Top Tenants. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % Total Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  IXE Group Financiero occupies 78,577 square feet that expires on August 10,
     2016 and 42,453 square feet that expires on August 10, 2008.

----------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE(1)
----------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE        BASE RENT
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
------------------     -------------   ----------   ----------   ------------   ---------------   --------------

 2005 ..............          1              32          0.0%            32            0.0%        $     6,480
 2006 ..............          1           4,338          0.5          4,370            0.5%            135,082
 2007 ..............          1             527          0.1          4,897            0.6%             20,676
 2008 ..............         12          49,967          6.0         54,864            6.6%          1,212,141
 2009 ..............         13          47,954          5.8        102,818           12.4%          1,604,942
 2010 ..............          8          32,475          3.9        135,293           16.3%          1,091,844
 2011 ..............          4          16,328          2.0        151,621           18.3%            586,515
 2012 ..............          3           8,030          1.0        159,651           19.3%            259,608
 2013 ..............         13         340,338         41.1        499,989           60.3%         10,495,984
 2014 ..............          4          29,611          3.6        529,600           63.9%            974,748
 2015 ..............          1          19,633          2.4        549,233           66.3%            656,640
 2016 ..............          2          86,650         10.5        635,883           76.7%          2,456,856
 Vacant ............                    192,938         23.3        828,821          100.0%          6,154,551
                             --         -------        -----                                       -----------
 TOTAL .............         63         828,821        100.0%                                      $25,656,067
----------------------------------------------------------------------------------------------------------------

(1)  Information obtained from AUP, AUP underwritten potential rent and underwritten rent roll.

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       63

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                   TORRE MAYOR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The Torre Mayor Mortgaged Property is currently 76.7% leased by 49 tenants at an average lease rate of $30.67 per square foot. The five largest office tenants, representing 58.5% of the total net rentable area ("NRA"), are, or are subsidiaries of:

o    DELOITTE & TOUCHE ("Deloitte") leases 218,749 SF (26.4% of NRA, 25.2% of income) under a lease expiring on 6/30/2013. Deloitte is one of accounting's Big Four. The firm offers traditional audit and fiscal-oversight services to a multinational clientele. It also provides human resources and tax consulting services, as well as services to governments and international lending agencies working in emerging markets.
     Units include Deloitte & Touche (the US accounting arm) and Deloitte
     Consulting. Consulting services account for 25% of Deloitte's sales.
     Deloitte is a private company, headquartered in New York, NY that employs over 115,000 people. The firm had sales of $16,400MM in 2004, an 8.6%
     increase from the previous year.

o    IXE GRUPO FINANCIERO("IXE") leases 121,030 SF (14.6% of NRA, 11.9% of income) under two separate leases: one that expires on 8/10/2008 (42,453 square feet) and the other on 8/10/2016 (78,577 square feet). IXE is a financial services firm, specializing in retail banking, corporate banking, trading and capital markets. The firm has 1,130 employees and is headquartered at the Torre Mayor Mortgage Property.

o    MARSH BROCKMAN ("Marsh") (NYSE: MMC, rated: Baa2 by Moody's, BBB by S&P)
     leases 96,057 SF (11.6% of NRA, 11.3% of income) under a lease expiring on
     3/31/2013. Marsh is primarily a holding company which, through its subsidiaries and affiliates, provides clients with analysis, advice and transactional capabilities in the fields of risk and insurance services, investment management and consulting. Marsh is one of the largest insurance brokerage companies. Marsh's subsidiaries include Sedgwick Group; Guy
     Carpenter (reinsurance); Seabury & Smith (insurance program management services); and Marsh & McLennan Capital (insurance industry investment and advisory services). The company also owns Mercer Consulting Group, which provides human resources and management consulting worldwide, and Putnam, one of the US's biggest money managers. Marsh is headquartered in New York,
     NY and employs over 61,800 people worldwide. In 2004 Marsh had sales of
     $12,159MM, a 4.9% increase from the previous year, and a net income of
     $176MM. As of September 14, 2005, the stock price was $28.88 with a market cap of $15,459MM.

o    MCKINSEY & COMPANY INC. ("McKinsey") leases 29,095 SF (3.5% of NRA, 3.4% of income) under a lease expiring on 4/30/2014. McKinsey is one of the world's top management consulting firms. The company provides a full spectrum of consulting services to corporations, government agencies, and foundations, including leadership training, operations analysis, and strategic planning.
     Its practice areas include such industries as banking, energy, manufacturing, and media, among many others. Founded by James McKinsey in
     1926, the company is owned by its partners. McKinsey had sales of $3,000MM in 2003. Headquartered in New York, NY, the firm has more than 11,500 employees and 80 offices in 44 countries around the world.

o    EMC CORPORATION ("EMC") (NYSE: EMC, rated: BBB by S&P) leases 19,633 square feet (2.4% of NRA, 2.6% of income) under a lease expiring on 9/30/2015. EMC is a leading provider of RAID (redundant array of independent disks)
     storage systems. Banks, manufacturers, Internet service providers, retailers, and government agencies use EMC's systems to store and retrieve data. The company also sells a line of network attached storage (NAS) file servers, and a wide array of software designed to manage, protect, and share data. EMC sells its products directly and through distributors and manufacturers. Its biggest resale partner, PC leader Dell, sells co-branded
     EMC systems.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       64

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                   TORRE MAYOR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o    The Torre Mayor Mortgage Loan is a $55 million, fixed rate loan maturing in
     125 months evidenced by the Torre Mayor Commercial Mortgage Notes and secured by a first mortgage on a Class A office building located on Paseo de la Reforma in Mexico City, Mexico. The Torre Mayor Mortgage Loan is
     interest only for the first year of the loan, matures on September 1, 2015 and has an annual interest rate of 7.546%.

THE BORROWER:

o    The Torre Mayor Borrower, which executed and delivered the Torre Mayor
     Commercial Mortgage notes, is comprised of two Mexican business trusts: (i)
     HSBC Mexico, S.A., Institucion de Banca Multiple, Grupo Financiero HSBC,
     Division Fiduciaria, acting solely and exclusively as trustee under the
     Torre Mayor Land Trust Agreement on behalf of the Torre Mayor Land Trust and (ii) Deutsche Bank Mexico, S.A., Institucion de Banca Multiple,
     Division Fiduciaria, acting solely and exclusively as trustee under the
     Torre Mayor Construction Trust Agreement on behalf of the Torre Mayor
     Construction Trust. Each trust comprising the Torre Mayor Borrower has an independent trustee. The Torre Mayor Borrower's Mexican legal counsel has delivered a Mexican law bankruptcy opinion, in lieu of a non-consolidation opinion, to the effect that the assets of each trust were separate and distinct from the assets of the settlors and the beneficiaries would not be adjudicated insolvent because of an insolvency of any settlor or beneficiary.

o    Ownership of 70% of the beneficial interests of each of the trusts comprising the Torre Mayor Borrower was initially held by certain Reichmann family entities and three partners, each of which has transferred its respective beneficial interest in each of the trusts comprising the Torre
     Mayor Borrower to the Security Trustee (as described below) pursuant to the
     Security Trust (as described below). The remaining 30% of the beneficial interest in each Torre Mayor Borrower is currently held by Deutsche
     Immobilien Fonds AG ("DIFA"). Under German law, DIFA is prohibited from pledging its equity interests in the Torre Mayor Borrower and as a result,
     DIFA has entered into a Buy-Sell Agreement with lender with respect to its equity interests. Pursuant to the Buy-Sell Agreement, if lender has commenced any action to realize on the beneficial interests in the Torre
     Mayor Borrower upon the occurrence of an event of default under the Torre
     Mayor Whole Loan, lender has the option of offering either to acquire all of DIFA's beneficial interests in the Torre Mayor Borrower from DIFA at a price to be determined by lender or to sell all, but not less than all, of lender's interests in the Torre Mayor Borrower on the same terms (with appropriate adjustments to the sale price to account for the difference in the size of their respective interests). If DIFA should acquire lender's interests in the Torre Mayor Borrower under the buy-sell arrangement, in addition to paying the purchase price for such interests, DIFA is also obligated to pay the entire amount of principal and interest then-outstanding under the Torre Mayor Loan, together with any fees or other amounts then owed to lender, including any applicable prepayment fees.

THE PROPERTY:

o    The Torre Mayor Mortgaged Property consists of a fee interest in a Class A office building located in Mexico City. The building was completed in 2003, and comprises a total of 55 floors with 828,821 net rentable square feet of which 295,460 square feet are office space and 33,368 square feet are retail space.

o    The property is located in the Mexico City CBD, accessible to public transportation and in close proximity to the headquarters of several international banks, the Mexico Stock Exchange, several consulates including the U.S. Embassy and full-service luxury hotels, including the
     Four Seasons Mexico City.

o    Torre Mayor was built at a cost of $320 million ($386 /SF) and is designed to meet the anti-earthquake requirements of both Mexico and California's building codes. Amenities include large column free floor plates from
     18,300 SF to 19,644 SF, a constant 16-megavolt supply from three of the city's secondary electrical plants providing redundant supply and reduced rates based on the building receiving medium tension power rates, a pre-installed flexible telecommunications cabling system, a state-of-the-art building management system for ventilation and air-conditioning with triple air-filtration, water treatment/purification plant, international fire protection system with pressurized emergency fire escape stairways, and state-of-the-art heliport. The property also has an eleven level parking structure (including four levels below grade) with
     1,902 spaces.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       65

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                   TORRE MAYOR
--------------------------------------------------------------------------------

o    The Torre Mayor Borrower is generally required at its sole cost and expense to keep the Torre Mayor Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. In addition to the all risk insurance policy, the Torre
     Mayor Borrower is also required to maintain insurance against acts of terrorism, business interruption insurance, commercial general liability insurance and earthquake insurance.

PROPERTY MANAGEMENT:

o    The Torre Mayor Mortgaged Property is managed by Reichmann International
     Developments, S de R.L. de C.V., an affiliate of the Torre Mayor Borrower.

o    Reichmann International is a real estate company that owns, manages, leases, acquires and develops commercial real estate.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Torre Mayor Whole Loan also includes a $20,000,000 B note, which is subordinated to the Torre Mayor Mortgage Loan and the A-2 note. The B note is not included in the trust. The holder of the B note is entitled under certain circumstances to exercise rights analogous to the rights of the
     Directing Certificateholder solely with respect to the Torre Mayor Whole
     Loan. Such rights include various consent rights with respect to material servicing decisions, a right to appoint or replace the special servicer, a right to cure defaults and an option to purchase the Torre Mayor Mortgage
     Loan under certain circumstances. Such rights may cease upon the making of the future advance described below, whereupon the holder of that advance will be entitled to exercise such rights. For more information with respect to these rights, see "Description of the Mortgage Pool -- The Torre Mayor
     Whole Loan" in the prospectus supplement.

o    Under the terms of the Note Indenture pursuant to which the Torre Mayor
     Whole Loan was made, the Torre Mayor Borrower is permitted to have outstanding, at any time prior to the future funding advance described below, subordinated intercompany loans in the aggregate principal amount up to $73,844,655.94. At any time after the future advance, the amount of subordinated intercompany loans permitted to be outstanding will be reduced to not more than $53,844,656.94. Each of the subordinated intercompany loans are unsecured, fully subordinate to the Torre Mayor Whole Loan and are assigned and pledged to lender pursuant to a series of Subordination and Intercreditor Agreements as additional security for the Torre Mayor
     Whole Loan.

o    The lenders under each of the subordinated loans (who are required to be indirect equity owners in the Torre Mayor Borrower) have the right, upon prior written notice to lender, to convert all or a portion of the applicable subordinated loan to equity, provided that all documentation effecting such conversion is acceptable to lender.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Note Indenture and other loan documents provide that lender has an obligation to make a future advance, which will be evidenced by a subordinate C note in an amount not to exceed $20 million (or be less than
     $2 million) at an interest rate to be determined by lender, upon satisfaction of certain conditions, including that: (i) the aggregate amount of the total advances under the Torre Mayor Whole Loan does not exceed $150 million; (ii) no event of default has occurred or is continuing under the Torre Mayor Whole Loan or would occur as a result of the funding of the subordinate C note; (iii) lender has received a confirmation from each rating agency rating the Certificates to the effect that the proposed subordinate C note will not result in a downgrade, qualification or withdrawal of the ratings on any of the Certificates; (iv) after giving effect to the subordinate C note, the ratio of the aggregate outstanding principal balance of the Torre Mayor Whole Loan to the appraised value of the Torre Mayor Mortgaged Property does not exceed 50%; (v) after giving effect to the subordinate C note, the underwritten net cash flow ("UNCF")
     of the Torre Mayor Mortgaged Property as of the date of the advance equals or exceeds $19.6 million; (vi) after giving effect to the subordinate C note, the ratio of the UNCF to the assumed principal and interest payments on the Torre Mayor Whole Loan during the following 12-month period based on the actual applicable interest rate and amortization payments based on a
     30-year amortization schedule on the aggregate amount advanced equals or exceeds 1.55 to 1.0 and (vii) after giving effect to the subordinate C note, the maximum amount of the subordinated intercompany loans does not exceed $53,844,656.94. The subordinate C note will be secured by the same collateral that secures the Torre Mayor Whole Loan.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       66

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                   TORRE MAYOR
--------------------------------------------------------------------------------

o    At closing, the right to make the future advance evidenced by the subordinate C note will be retained by Barclays Capital Real Estate Inc.
     and not transferred to the trust. Upon funding the subordinate C note will be subordinate to the portion of the Torre Mayor Whole Loan consisting of the Torre Mayor Mortgage Loan and the A-2 note, as well as to the B note, and the holder of the subordinate C note may be entitled to exercise various rights generally described above under "Current Mezzanine or
     Subordinated Indebtedness." For more information with respect to these rights, see "Description of the Mortgage Pool -- The Torre Mayor Whole
     Loan" in the prospectus supplement.

CASH MANAGEMENT ARRANGEMENT:

o    Cash Management is a modified hard lockbox arrangement under the Security
     Trust (described below) in which all tenants have been irrevocably instructed to make rent payments under the leases and all service payments under the administrative services contracts directly to the Security
     Trustee in the corresponding Collection Trust Accounts (Dollars) or
     Collection Trust Accounts (Pesos) (the "Collection Trust Accounts").

o    From all rent, services and other payments received by the Security Trust in the Collection Trust Accounts, the Security Trustee will (i) on a daily basis, transfer to the settlors of the trust an amount equal to 15% (or such other value added tax rate then in effect) of the total amount of all such payments, which are to be applied by the relevant settlors of the trust to the payment of the value added tax relating to such payments and
     (ii) thereafter, convert all remaining rent payments from the Collection
     Trust Account (Pesos) into U.S. dollars and deposit such amounts in the
     Collection Trust Account (Dollars).

o    On the last business day of each week, so long as no event of default under the Torre Mayor Whole Loan is in effect, the Security Trustee will, after making the distributions discussed above, (i) transfer funds into the Torre
     Mayor Borrower's operating account for the payment of operating expenses and parking and management fees and expenses; (ii) transfer funds into a trust reserve account held by the Security Trustee for the payment of property taxes; and (iii) transfer all remaining funds into the Cash
     Management Account (a U.S. account controlled by lender), after having made any necessary currency conversions, in accordance with the terms of the
     Security Trust.

SECURITY TRUST STRUCTURE:

o    At origination, Reichmann Mexico Chapultepec, S.A. de C.V.; RIMI, L.L.C.,
     Establecimiento Permanente; Torre Mayor Partners, S. de R.L. de C.V.; Torre
     Mayor, S.A. de C.V.; Torre Mayor Holdings, L.L.C.; Torre Mayor Holdings,
     S.a.r.l.; and each borrower, as settlors and second place beneficiaries,
     Barclays Capital Real Estate Inc., acting in its capacity as Agent, on behalf and for the benefit of the Noteholders, as first place beneficiary, and the Security Trustee, in such capacity, entered into an Irrevocable
     Management and Security Trust Agreement (the "Security Trust") pursuant to which title to the following rights and assets were transferred to the
     Security Trustee to secure payment of the Torre Mayor Whole Loan and performance under all of the loan documents: (i) all collection rights to the cash flow generated by the Torre Mayor Mortgaged Property (including the Assets Lease (defined below), office and commercial space leases, and services, parking and other management agreements), (ii) the beneficiary interests (other than the beneficiary interests held by DIFA) in each of the trusts comprising the Torre Mayor Borrower and (iii) 99.9% of the equity interests in Torre Mayor, S.A. de C.V.(1) (one of the holders of the beneficial interests in each of the trusts comprising the Torre Mayor
     Borrower) and 70% of the equity interests in Reichmann Mexico Chapultepec,
     S.A. de C.V.(2) (one of the holders of the beneficial interests in each borrower).

o    The Security Trustee under the Security Trust Agreement is currently Banco
     J.P. Morgan, S.A., Institucion de Banca Multiple, J.P. Morgan Grupo
     Financiero, Division Fiduciaria, as trustee.

--------------------------------------------------------------------------------

-------------
(1)  Mexican law requires that an entity have a minimum of two (2) shareholders.
     In order to satisfy this requirement, one share was retained by a Reichmann entity.

(2)  The remaining 30% equity interests are held by DIFA and subject to the DIFA
     Buy-Sell Agreement.

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       67

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                   TORRE MAYOR
--------------------------------------------------------------------------------

LEASE, ADMINISTRATIVE SERVICE CONTRACTS, RENTS AND PESO DEVALUATION:

o    The Torre Mayor Borrower may enter into new leases for space at the Torre
     Mayor Mortgaged Property without the lender's approval provided that: such lease (i) is not deemed to be a Major Lease and such lease does not deviate from the approved standard form of lease; (ii) provides for rents and other payments that are deemed commercially reasonable and comparable to then-existing market rates; (iii) is an arm's length transaction with an entity that is not an affiliate of either borrower or carve-out guarantor;
     and (iv) is subordinate to the Torre Mayor Mortgage. Any Major Lease or any
     other lease not satisfying all the foregoing conditions requires lender's approval. A "Major Lease" is any lease (i) covering a full floor or more in the Torre Mayor Mortgaged Property, (ii) having a term of more than 15 years, or (iii) containing a peso devaluation clause different from the
     "approved standard clause."

o    The leases with each of the following tenants of the Torre Mayor Mortgaged
     Property contain peso devaluation clauses: (i) Marsh Brockman y Schuh,
     Agente de Seguros y de Fianzas, S.A. de C.V. ("Marsh Tenant"), (ii)
     Deloitte Mexico, Banco Internacional, S.A. ("Deloitte Tenant"), (iii)
     Institucion de Banca Multiple, Grupo Financiero Bital (now HSBC Mexico,
     S.A., Institucion de Banca Multiple, Grupo Financiero HSBC), Scotiabank
     Inverlat, S.A., (iv) McKinsey & Company Inc. Mexico S.C., and (vi)
     Starbuck's. At origination, the Torre Mayor Borrower deposited $1,300,000 into the Peso Devaluation Reserve Account, to make up for any shortfalls in debt service if the peso devaluation clauses in any of the existing leases are triggered.

o    If additional leases are signed that contain peso devaluation triggers or leases that denominate rent in Mexican pesos, lender has the right to increase the amounts held in the Peso Devaluation Reserve Account by the following formula: 115% of the average monthly rent in respect of one month payable under each such lease and related administrative services contract, collectively, over their respective terms taking into account fixed increases for all components of rent.

OTHER MATERIAL INFORMATION:

o    Under the terms of the Torre Mayor Whole Loan, if any taxes, imposts or charges are imposed or assessed against the Torre Mayor Whole Loan, the
     Torre Mayor Borrower is obligated to pay the amount so imposed or assessed by the relevant taxing authority directly to such authority. The amount due to lender under the Torre Mayor Whole Loan will then be increased in an amount as may be necessary such that lender receives the total amount it would have received had no such taxes, imposts or charges were imposes or assessed. The Torre Mayor Borrower makes withholding payments at a rate equal to 4.9% per annum.

o    The Torre Mayor Mortgaged Property is subject to an assets lease, which is a ground lease of the land in the Torre Mayor Mortgaged Property by the
     Torre Mayor Land Trust to the Torre Mayor Construction Trust (the "Assets
     Lease"). Both the Torre Mayor Land Trust and the Torre Mayor Construction
     Trust are co-borrowers under the Torre Mayor Whole Loan and all interests of each entity in the Torre Mayor Mortgaged Property and the improvements are covered by the Mortgage. The rent collection rights of the Torre Mayor
     Land Trust under the Assets Lease have also been transferred to the
     Security Trustee pursuant to the Security Trust.

o    Please see "Risk Factors--Risks Related to the Mortagage Loans--Certain
     Consideration With Respect to the Torre Mayor Mortgage Loan" in the
     prospectus supplement for other material information about this loan.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       68

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                   TORRE MAYOR
--------------------------------------------------------------------------------

                            [TORRE MAYOR MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       69

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              POLO CLUB APARTMENTS
--------------------------------------------------------------------------------

                     [POLO CLUB APARTMENTS PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       70

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              POLO CLUB APARTMENTS
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

POLO CLUB APARTMENTS
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                    Barclays

 ORIGINAL PRINCIPAL BALANCE:     $48,000,000

 FIRST PAYMENT DATE:             October 1, 2005

 TERM/AMORTIZATION:              120/360 months

 INTEREST ONLY PERIOD:           48 months

 MATURITY DATE:                  September 1, 2015

 EXPECTED MATURITY BALANCE:      $43,481,124

 BORROWING ENTITY:               Polo Club Apartment Company, LLC

 INTEREST CALCULATION:           Actual/360

 CALL PROTECTION:                Lockout/Defeasance: 117 payments
                                 Open: 3 payments

 UP-FRONT RESERVES:

   TAX/INSURANCE RESERVE:        Yes

   IMMEDIATE REPAIR RESERVE:     $268,125

 ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE:        Yes

   REPLACEMENT RESERVE(1):       $9,333

 LOCKBOX:                        Soft
--------------------------------------------------------------------------------
(1)  Capped at $336,000

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:           $48,000,000

 CUT-OFF DATE LTV(1):            71.8%

 MATURITY DATE LTV:              66.7%

 UNDERWRITTEN DSCR(1):           1.22x

 MORTGAGE RATE(2):               5.016%
--------------------------------------------------------------------------------

(1)  DSCR figures based on net cash flow unless otherwise noted. Cut-off Date
     LTV and Underwritten DSCR are calculated net of $1.2 million earnout. LTV and DSCR based on full principal balance and current underwritten cashflow are 73.6% and 1.19x, respectively.

(2)  The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 PROPERTY TYPE:                  Multifamily

 PROPERTY SUB TYPE:              Garden

 LOCATION:                       Las Vegas, NV

 YEAR BUILT/RENOVATED:           1990/NAP

 UNITS:                          560

 CUT-OFF BALANCE PER UNIT:       $85,714

 OCCUPANCY AS OF 8/7/05:         95.7%

 OWNERSHIP INTEREST:             Fee

 PROPERTY MANAGEMENT:            JRD Management Corp.

 U/W NET CASH FLOW:              $3,671,493

 APPRAISED VALUE:                $65,200,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       71

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              POLO CLUB APARTMENTS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                         FINANCIAL INFORMATION
------------------------------------------------------------------------------------------------------------
                                                            ANNUALIZED
                                                           MOST RECENT        FULL YEAR         FULL YEAR
                                         UNDERWRITTEN       (6/30/05)         (12/31/04)        (12/31/03)
                                        --------------   ---------------   ---------------   ---------------

 Effective Gross Income .............    $ 5,497,737       $ 5,393,626       $ 5,084,979       $ 4,660,487
 Total Expenses .....................    $ 1,714,243       $ 1,891,946       $ 2,051,834       $ 1,976,083
 Net Operating Income (NOI) .........    $ 3,783,493       $ 3,501,680       $ 3,033,145       $ 2,684,404
 Cash Flow (CF) .....................    $ 3,671,493       $ 3,501,680       $ 3,033,145       $ 2,684,404
 DSCR on NOI(1) .....................           1.25x             1.13x             0.98x             0.87x
 DSCR on CF(1) ......................           1.22x             1.13x             0.98x             0.87x
------------------------------------------------------------------------------------------------------------

(1)  Underwritten DSCR is calculated net of $1.2 million earnout. DSCR based on full principal balance and current underwritten cashflow is 1.19x.

--------------------------------------------------------------------------------
                                                       1 BEDROOM     2 BEDROOM
                                                      -----------   -----------
 Number of Units ..................................        272          288
 Average Rent .....................................       $757         $885
 Average Unit Size (SF) ...........................        699          945
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       72

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              POLO CLUB APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o    The Polo Club Apartments Mortgage Loan is a $48 million, ten-year fixed rate loan secured by a first mortgage on a three-story, 560-unit garden apartment complex located in Las Vegas, Nevada. The Polo Club Apartments
     Loan is interest only for the first four years of the loan term, matures on
     September 1, 2015 and bears interest at an annual interest rate, rounded to three decimal places, of 5.016%.

THE BORROWER:

o    The Polo Club Apartments Borrower is Polo Club Apartment Company, LLC, a
     single member Delaware limited liability company and a single purpose bankruptcy remote entity with at least one independent director for which the Polo Club Apartments Borrower's legal counsel delivered a non-consolidation opinion. Equity ownership of the single member is held by
     Wiener Family Partnership, a New York general partnership, whose principal equity holders are as follows: The Trust f/b/o Robert R. Wiener (49.83%);
     Wiener Acquisition Company, LLC (32.82%); Realty Financial Corporation
     (11.43%) and Wiener Realty Corporation General Partner (3.61%).

THE PROPERTY:

o    The Polo Club Apartments Mortgaged Property consists of a fee simple interest in a 560-unit apartment complex consisting of 28 three-story, garden style apartment buildings encompassing 462,160 square feet across
     22.6 acres of land. The Polo Club Apartments Mortgaged Property is located in Las Vegas, Nevada near the intersection of S. Decatur Blvd and W.
     Flamingo Road. Constructed in 1990, the Polo Club Apartments is comprised of 272 one bedroom/one bath, 224 two bedroom/two bath, and 64 two bedroom/one bath units. The exterior amenities include covered parking, two community pools, one heated Jacuzzi, a steam sauna, one lighted tennis court, two racquetball courts, and a combination leasing office/clubhouse.
     The clubhouse facility includes a full-size kitchen and tenant lounge with a business center and free internet connection. Additionally, the complex features an exercise/fitness room and game room, which includes pool and ping pong tables. The property has a privacy wall around its perimeter.

o    The Polo Club Apartments Borrower is generally required at its sole cost and expense to keep the Polo Club Apartments Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    JRD Management Corp. ("JRD"), an affiliate of the Polo Club Apartments
     Borrower, manages the Polo Club Apartments Mortgaged Property. JRD was founded over 30 years ago by Robert R. Wiener and is a wholly owned subsidiary of the Wiener Group, Inc which is owned by The Trust f/b/o
     Robert R. Wiener. As part of the Wiener Family Companies (which owns/manages over 13,000 apartments), JRD and its affiliate Wiener West
     Group Inc. manage 44 multi-family properties in seven states with a total of over 9,300 units.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       73

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              POLO CLUB APARTMENTS
--------------------------------------------------------------------------------

                       [POLO CLUB APARTMENTS MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc. and Morgan
Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       74